-------------------------------------------------------------------------------
PROSPECTUS                                                           MAY 1, 1999
-------------------------------------------------------------------------------

PORTFOLIOS OF [LOGO] MORGAN STANLEY DEAN WITTER
STRATEGIC ADVISER FUND, INC.

CONSERVATIVE PORTFOLIO
THE CONSERVATIVE PORTFOLIO SEEKS THE HIGHEST LEVEL OF LONG-TERM TOTAL RETURN THAT IS CONSISTENT WITH A RELATIVELY CONSERVATIVE LEVEL OF RISK.

MODERATE PORTFOLIO
THE MODERATE PORTFOLIO SEEKS THE HIGHEST LEVEL OF LONG-TERM TOTAL RETURN THAT IS CONSISTENT WITH A RELATIVELY MODERATE LEVEL OF RISK.

AGGRESSIVE PORTFOLIO
THE AGGRESSIVE PORTFOLIO SEEKS THE HIGHEST LEVEL OF LONG-TERM CAPITAL APPRECIATION THAT IS CONSISTENT WITH A RELATIVELY HIGH LEVEL OF RISK.

INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC. (THE "FUND") IS A NO-LOAD MUTUAL FUND THAT OFFERS INVESTORS A RANGE OF ASSET ALLOCATION STRATEGIES DESIGNED TO ACCOMMODATE DIFFERENT INVESTMENT PHILOSOPHIES, GOALS AND RISK TOLERANCES. THE FUND IMPLEMENTS THESE STRATEGIES BY INVESTING IN A COMBINATION OF MUTUAL FUNDS ("UNDERLYING FUNDS") THAT ARE INVESTMENT PORTFOLIOS OF MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC. ("MSDWIF") AND MAS FUNDS. THE UNDERLYING FUNDS ARE MANAGED BY EITHER MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. ("MSDW INVESTMENT MANAGEMENT") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THIS PROSPECTUS OFFERS CLASS A AND CLASS B SHARES OF THE PORTFOLIOS LISTED ABOVE (EACH A "PORTFOLIO" AND, COLLECTIVELY, THE "PORTFOLIOS").

THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
TABLE OF CONTENTS
-------------------------------------------------------------------------------

INVESTMENT SUMMARY
     THE FUND                                                   1
     CONSERVATIVE PORTFOLIO                                     2
     MODERATE PORTFOLIO                                         4
     AGGRESSIVE PORTFOLIO                                       6
FEES AND EXPENSES OF THE PORTFOLIOS                             8
ADDITIONAL RISK FACTORS AND INFORMATION                         9
     UNDERLYING FUNDS                                          10
INVESTMENT ADVISER                                             14
PORTFOLIO MANAGER                                              14
DISTRIBUTION OF PORTFOLIO SHARES                               15
SHAREHOLDER INFORMATION                                        15
FINANCIAL HIGHLIGHTS                                           16
     CONSERVATIVE PORTFOLIO                                    17
     MODERATE PORTFOLIO                                        18
     AGGRESSIVE PORTFOLIO                                      19

----------------------------
INVESTMENT SUMMARY
-------------------------------------------------------------------------------
THE FUND
-------------------------------------------------------------------------------

THIS SECTION DISCUSSES THE INVESTMENT APPROACH OF THE FUND AND, IN GENERAL, HOW MSDW INVESTMENT MANAGEMENT MANAGES THE INVESTMENTS OF ALL OF THE PORTFOLIOS. IN ADDITION, THE INVESTMENT SUMMARIES THAT FOLLOW DESCRIBE IN GREATER DETAIL THE INDIVIDUAL INVESTMENT OBJECTIVES AND POLICIES OF EACH PORTFOLIO.

APPROACH
The Fund is a type of mutual fund often described as a "fund of funds." The three Portfolios of the Fund have distinct investment objectives and are designed to accommodate different investment philosophies, goals and risk tolerances. Each Portfolio invests in different combinations of shares of Underlying Funds, which are Class A shares of investment portfolios of MSDWIF or Institutional Class shares of MAS Funds. These Underlying Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

PROCESS
MSDW Investment Management allocates each Portfolio's investments among Underlying Funds within broad ranges for Underlying Funds that invest primarily in fixed income securities ("Underlying Fixed Income Funds") and equity securities ("Underlying Equity Funds"). The Portfolios' permissible ranges for Underlying Fixed Income Funds and Underlying Equity Funds, as well as their current investments, are set forth in the Investment Summaries that follow. The allocation process is strategic, rather than tactical, and focuses on subtle adjustments in response to longer term trends in market forces. Accordingly, MSDW Investment Management expects each Portfolio's allocation among Underlying Funds to remain relatively static, but it may rebalance the investment allocations to restore weightings to the permitted ranges.

You can find additional information about the Underlying Funds, including a discussion of their investment strategies, later in this Prospectus under "Additional Risk Factors and Information." The Portfolios also may invest in other Underlying Funds (i.e., other investment portfolios that MSDWIF and MAS Funds currently offer or may offer in the future). The Portfolios intend to invest entirely in combinations of Underlying Funds, however, they also may invest directly in certain fixed income securities.

----------------------------
INVESTMENT SUMMARY
-------------------------------------------------------------------------------
CONSERVATIVE PORTFOLIO
-------------------------------------------------------------------------------

THE CONSERVATIVE PORTFOLIO SEEKS THE HIGHEST LEVEL OF LONG-TERM TOTAL RETURN THAT IS CONSISTENT WITH A RELATIVELY CONSERVATIVE LEVEL OF RISK.
APPROACH
MSDW Investment Management seeks to invest in Underlying Funds that, together, have low to moderate potential risk and reward. The Conservative Portfolio may be appropriate for relatively conservative investors who have a shorter time horizon for their investments and seek some capital appreciation while generally preserving principal -- for example, investors who are investing with a 3-5 year time horizon.

PROCESS
The Conservative Portfolio invests in Underlying Fixed Income Funds and, to a lesser extent, in Underlying Equity Funds, within the following permitted ranges:

 INVESTMENT PARAMETERS OF THE FUND
--------------------------------------------------------------------------------

 FIXED INCOME                           75% TO 85%  EQUITY                             15% TO 25%
---------------------------------------------------------------------------------------------------

MSDW Investment Management anticipates allocating the Portfolio's investments to Underlying Funds that focus their investments on the U.S. and that invest in short-duration fixed income securities. The Portfolio invests, to a lesser extent, in Underlying Funds that invest in equity securities of larger issuers. The following is an example of how MSDW Investment Management may allocate the Portfolio's investments, based on the allocations on the date of this
Prospectus:

 PORTFOLIO ALLOCATIONS AS OF MAY 1, 1999
--------------------------------------------------------------------------------

 MAS LIMITED DURATION PORTFOLIO                68%  MAS HIGH YIELD PORTFOLIO               12%
---------------------------------------------------------------------------------------------------
 MSDWIF U.S. EQUITY PLUS PORTFOLIO              7%  MSDWIF EQUITY GROWTH PORTFOLIO         13%

This example only illustrates the Portfolio's investments. MSDW Investment Management may alter the Portfolio's investment allocation at any time, consistent with the permitted ranges for Underlying Fixed Income and Underlying Equity Funds.

RISK
The value of your investment in the Conservative Portfolio is based primarily on the prices of the Underlying Funds that the Portfolio purchases. The price of each Underlying Fund, in turn, is based on the value of the securities that it purchases. These prices change daily due to economic and other events that affect equity and fixed income markets generally, as well as those that affect particular issuers, such as companies and governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of Underlying Funds and, indirectly, the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities, and therefore Underlying Equity Funds, have shown superior gains, although they have tended to be more volatile in the short term. Fixed income securities, and therefore Underlying Fixed Income Funds, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

----------------------------
INVESTMENT SUMMARY
-------------------------------------------------------------------------------
CONSERVATIVE PORTFOLIO
-------------------------------------------------------------------------------

The bar chart and table below show the performance of the Portfolio over the last year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. In addition, the table compares the performance of the Portfolio to a Composite Index and the Lehman 1-3 Year Government Bond Index. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             PERFORMANCE (CLASS A SHARES)
      COMMENCED OPERATIONS ON DECEMBER 31, 1997
1998                                                        7.76%
HIGH (QUARTER)
10/98-12/98
4.73%
LOW (QUARTER)
7/98-9/98
-2.09%

 AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 1998

                                        CONSERVATIVE PORTFOLIO
                                     CLASS A              CLASS B
                                    (COMMENCED           (COMMENCED
                                  OPERATIONS ON        OPERATIONS ON      COMPOSITE       LEHMAN 1-3 YEAR
                                DECEMBER 31, 1997)   DECEMBER 31, 1997)   INDEX(1)      GOV'T. BOND INDEX(2)
--------------------------------------------------------------------------------------------------------------
 PAST ONE YEAR                        7.76%                7.52%           11.08%              6.97%
--------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION                      7.76%                7.52%           11.08%              6.97%

1. THE COMPOSITE INDEX FOR THE CONSERVATIVE PORTFOLIO IS COMPRISED OF 70% OF THE LEHMAN 1-3 YEAR GOVERNMENT BOND INDEX, 20% OF THE S&P 500 INDEX AND 10% OF THE SALOMON HIGH YIELD MARKET INDEX. THE PORTFOLIO'S INVESTMENTS VARY AND WILL NOT NECESSARILY MATCH THE COMPOSITE INDEX'S ALLOCATION AMONG ASSET CLASSES.

2. THE LEHMAN 1-3 YEAR GOVERNMENT BOND INDEX IS COMPOSED OF GOVERNMENT AGENCY AND TREASURY SECURITIES WITH MATURITIES OF 1-3 YEARS.

The following graph shows the change in the value of a $10,000 investment in the Portfolio since the Portfolio's inception compared to the Composite Index and the Lehman 1-3 Year Government Bond Index.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

                                                                                CONSERVATIVE PORTFOLIO
                                                                                      (CLASS A SHARES)
(COMMENCEMENT OF OPERATIONS)
12/31/97                                                                                       $10,000
12/31/98                                                                                       $10,776

       COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                                                                                CONSERVATIVE PORTFOLIO      COMPOSITE
                                                                                      (CLASS B SHARES)          INDEX
(COMMENCEMENT OF OPERATIONS)
12/31/97                                                                                       $10,000        $10,000
12/31/98                                                                                       $10,752        $11,108

       COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                                                                                        LEHMAN 1-3 YEAR

                                                                                  GOVERNMENT BOND INDEX

(COMMENCEMENT OF OPERATIONS)
12/31/97                                                                                        $10,000

12/31/98                                                                                        $10,697


IN ACCORDANCE WITH COMMISSION REGULATIONS, PORTFOLIO PERFORMANCE ASSUMES THAT ALL RECURRING FEES (INCLUDING MANAGEMENT FEES) WERE DEDUCTED AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

----------------------------
INVESTMENT SUMMARY
-------------------------------------------------------------------------------
MODERATE PORTFOLIO
-------------------------------------------------------------------------------

THE MODERATE PORTFOLIO SEEKS THE HIGHEST LEVEL OF LONG-TERM TOTAL RETURN THAT IS CONSISTENT WITH A RELATIVELY MODERATE LEVEL OF RISK.
APPROACH
MSDW Investment Management seeks to invest in Underlying Funds that, together, have moderate potential risk and reward. The Moderate Portfolio may be appropriate for moderately aggressive investors who have an intermediate time horizon for their investments and are willing to bear a moderate level of risk in the hope of achieving capital appreciation -- for example, investors with a 5-20 year time horizon.

PROCESS
The Moderate Portfolio invests primarily in a mix of Underlying Equity Funds and Underlying Fixed Income Funds, within the following permitted ranges:

 INVESTMENT PARAMETERS OF THE FUND
--------------------------------------------------------------------------------

 FIXED INCOME                            45% TO 55%  EQUITY                             45% TO 55%
---------------------------------------------------------------------------------------------------

MSDW Investment Management anticipates allocating the Portfolio's investments to Underlying Funds that focus their investments on equity securities of mid- to large-size U.S. and foreign issuers. The Portfolio also invests in Underlying Funds that focus on short- to intermediate-duration fixed income securities, including high yield securities and mortgage securities. The following is an example of how MSDW Investment Management may allocate the Portfolio's investments, based on the allocations on the date of this Prospectus:

 PORTFOLIO ALLOCATIONS AS OF MAY 1, 1999
--------------------------------------------------------------------------------

 MAS INTERMEDIATE DURATION PORTFOLIO            37%  MAS SMALL CAP GROWTH PORTFOLIO         2%
---------------------------------------------------------------------------------------------------
 MSDWIF U.S. EQUITY PLUS PORTFOLIO              16%  MSDWIF LATIN AMERICAN PORTFOLIO        1%
---------------------------------------------------------------------------------------------------
 MAS HIGH YIELD PORTFOLIO                       12%  MSDWIF ACTIVE INTERNATIONAL           15%
                                                     ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------
 MSDWIF EQUITY GROWTH PORTFOLIO                 17%

This example only illustrates the Portfolio's investments. MSDW Investment Management may alter the Portfolio's investment allocation at any time, consistent with the permitted ranges for Underlying Fixed Income and Underlying Equity Funds.

RISK
The value of your investment in the Moderate Portfolio is based primarily on the prices of the Underlying Funds that the Portfolio purchases. The price of each Underlying Fund, in turn, is based on the value of the securities that it purchases. These prices change daily due to economic and other events that affect equity and fixed income markets generally, as well as those that affect particular issuers, such as companies and governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of Underlying Funds and, indirectly, the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities, and therefore Underlying Equity Funds, have shown superior gains, although they have tended to be more volatile in the short term. Fixed income securities, and therefore Underlying Fixed Income Funds, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

----------------------------
INVESTMENT SUMMARY
-------------------------------------------------------------------------------
MODERATE PORTFOLIO
-------------------------------------------------------------------------------

The bar chart and table below show the performance of the Portfolio over the last year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. In addition, the table compares the performance of the Portfolio to a Composite Index and the S&P 500 Index. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             PERFORMANCE (CLASS A SHARES)
      COMMENCED OPERATIONS ON DECEMBER 31, 1997
                         1998                             9.93%

HIGH (QUARTER)
10/98-12/98
8.84%
LOW (QUARTER)
7/98-9/98
-7.00%

 AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 1998

                                          MODERATE PORTFOLIO
                                     CLASS A              CLASS B
                                    (COMMENCED           (COMMENCED
                                  OPERATIONS ON        OPERATIONS ON      COMPOSITE   S&P 500
                                DECEMBER 31, 1997)   DECEMBER 31, 1997)   INDEX(1)    INDEX(2)
----------------------------------------------------------------------------------------------
 PAST ONE YEAR                        9.93%                9.57%           17.06%      28.57%
----------------------------------------------------------------------------------------------
 SINCE INCEPTION                      9.93%                9.57%           17.06%      28.57%

1. THE COMPOSITE INDEX FOR THE MODERATE PORTFOLIO IS COMPRISED OF 40% OF THE LEHMAN INTERMEDIATE GOVERNMENT / CORPORATE BOND INDEX, 35% OF THE S&P 500 INDEX, 15% OF THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND FAR EAST (EAFE) INDEX AND 10% OF THE SALOMON HIGH YIELD MARKET INDEX. THE PORTFOLIO'S INVESTMENTS VARY AND WILL NOT NECESSARILY MATCH THE COMPOSITE INDEX'S ALLOCATION AMONG ASSET CLASSES.
2. THE S&P 500 INDEX IS A STOCK INDEX COMPRISED OF 500 LARGE-CAP U.S. COMPANIES WITH MARKET CAPITALIZATION OF $1 BILLION OR MORE. THESE 500 COMPANIES ARE A REPRESENTATIVE SAMPLE OF SOME 100 INDUSTRIES, CHOSEN MAINLY FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE S&P IS A MARKET-VALUE WEIGHTED INDEX (STOCK PRICE TIMES NUMBER OF SHARES OUTSTANDING), WITH EACH STOCK'S WEIGHT IN THE INDEX PROPORTIONATE TO ITS MARKET VALUE.

The following graph shows the change in the value of a $10,000 investment in the Portfolio since the Portfolio's inception compared to the Composite Index and the S&P 500 Index.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

                                                                                MODERATE PORTFOLIO         MODERATE PORTFOLIO
                                                                                  (CLASS A SHARES)           (CLASS B SHARES)
(COMMENCEMENT OF OPERATIONS)
12/31/97                                                                                   $10,000                    $10,000
12/31/98                                                                                   $10,993                    $10,957

       COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                                                                             COMPOSITE
                                                                                 INDEX      S&P 500 INDEX
(COMMENCEMENT OF OPERATIONS)
12/31/97                                                                       $10,000            $10,000
12/31/98                                                                       $11,706            $12,857

IN ACCORDANCE WITH COMMISSION REGULATIONS, PORTFOLIO PERFORMANCE ASSUMES THAT ALL RECURRING FEES (INCLUDING MANAGEMENT FEES) WERE DEDUCTED AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

----------------------------
INVESTMENT SUMMARY
-------------------------------------------------------------------------------
AGGRESSIVE PORTFOLIO
-------------------------------------------------------------------------------

THE AGGRESSIVE PORTFOLIO SEEKS THE HIGHEST LEVEL OF LONG-TERM CAPITAL APPRECIATION THAT IS CONSISTENT WITH A RELATIVELY HIGH LEVEL OF RISK.
APPROACH
MSDW Investment Management seeks to invest in Underlying Funds that, together, have moderate to high potential risk and reward. The Aggressive Portfolio may be appropriate for relatively aggressive investors who have a longer time horizon for their investments and are willing to bear a higher level of risk in the hope of achieving greater appreciation -- for example, investors with a 20 year or longer time horizon.
PROCESS
The Aggressive Portfolio invests primarily in Underlying Equity Funds and, to a lesser extent, in Underlying Fixed Income Funds within the following permitted ranges:

 INVESTMENT PARAMETERS OF THE FUND
--------------------------------------------------------------------------------

 FIXED INCOME                          10% TO 20%  EQUITY                             80% TO 90%
-------------------------------------------------------------------------------------------------

MSDW Investment Management anticipates allocating the Portfolio's investments to Underlying Funds that focus their investments on equity securities of U.S. and foreign issuers, including those in emerging markets. The Portfolio also invests, to a lesser extent, in Underlying Funds that focus on intermediate- to long-duration fixed income securities, including high yield securities and mortgage securities. The following is an example of how MSDW Investment Management may allocate the Portfolio's investments, based on the allocations on the date of this Prospectus:

 PORTFOLIO ALLOCATIONS AS OF MAY 1, 1999
--------------------------------------------------------------------------------

 MSDWIF EQUITY GROWTH PORTFOLIO                22%  MAS SMALL CAP GROWTH PORTFOLIO          4%
---------------------------------------------------------------------------------------------------
 MAS MID CAP GROWTH PORTFOLIO                   8%  MAS FIXED INCOME PORTFOLIO             14%
---------------------------------------------------------------------------------------------------
 MSDWIF EMERGING MARKETS PORTFOLIO              9%  MSDWIF LATIN AMERICAN PORTFOLIO         3%
---------------------------------------------------------------------------------------------------
 MSDWIF U.S. EQUITY PLUS PORTFOLIO             16%  MSDWIF ACTIVE INTERNATIONAL            24%
                                                    ALLOCATION PORTFOLIO

This example only illustrates the Portfolio's investments. MSDW Investment Management may alter the Portfolio's investment allocation at any time, consistent with the permitted ranges for Underlying Fixed Income and Underlying Equity Funds.
RISK
The value of your investment in the Aggressive Portfolio is based primarily on the prices of the Underlying Funds that the Portfolio purchases. The price of each Underlying Fund, in turn, is based on the value of the securities that it purchases. These prices change daily due to economic and other events that affect equity and fixed income markets generally, as well as those that affect particular issuers, such as companies and governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of Underlying Funds and, indirectly, the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities, and therefore Underlying Equity Funds, have shown superior gains, although they have tended to be more volatile in the short term. Fixed income securities, and therefore Underlying Fixed Income Funds, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

TO THE EXTENT THAT THE UNDERLYING FUNDS INVEST IN FOREIGN COUNTRIES, PARTICULARLY EMERGING MARKETS, THERE IS THE RISK THAT NEWS AND EVENTS UNIQUE TO A COUNTRY OR REGION WILL AFFECT THOSE MARKETS AND THEIR ISSUERS. THESE SAME EVENTS WILL NOT NECESSARILY HAVE AN EFFECT ON THE U.S. ECONOMY OR SIMILAR ISSUERS LOCATED IN THE UNITED STATES. IN ADDITION, THE UNDERLYING FUNDS' INVESTMENTS IN FOREIGN COUNTRIES GENERALLY WILL BE DENOMINATED IN FOREIGN CURRENCIES. AS A RESULT, CHANGES IN THE VALUE OF A COUNTRY'S CURRENCY COMPARED TO THE U.S. DOLLAR MAY AFFECT THE VALUE OF THE PORTFOLIO'S INVESTMENTS. THESE CHANGES MAY OCCUR SEPARATELY FROM AND IN RESPONSE TO EVENTS THAT DO NOT OTHERWISE AFFECT THE VALUE OF THE SECURITY IN THE ISSUER'S HOME COUNTRY. MSDW INVESTMENT MANAGEMENT AND MAS MAY INVEST IN CERTAIN INSTRUMENTS, SUCH AS DERIVATIVES, AND MAY USE CERTAIN TECHNIQUES, SUCH AS HEDGING, TO MANAGE THESE RISKS. HOWEVER, MSDW INVESTMENT MANAGEMENT AND MAS CANNOT GUARANTEE THAT IT WILL BE PRACTICAL TO HEDGE THESE RISKS IN CERTAIN MARKETS OR UNDER PARTICULAR CONDITIONS OR THAT THEY WILL SUCCEED IN DOING SO.

----------------------------
INVESTMENT SUMMARY
-------------------------------------------------------------------------------
AGGRESSIVE PORTFOLIO
-------------------------------------------------------------------------------

The bar chart and table below show the performance of the Portfolio over the last year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. In addition, the table compares the performance of the Portfolio to a Composite Index and the MSCI World Index. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             PERFORMANCE (CLASS A SHARES)
      COMMENCED OPERATIONS ON DECEMBER 31, 1997
                         1998                             8.38%

HIGH (QUARTER)
10/98-12/98
15.42%
LOW (QUARTER)
7/98-9/98
-14.71%

 AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 1998

                                         AGGRESSIVE PORTFOLIO
                                     CLASS A              CLASS B
                                    (COMMENCED           (COMMENCED
                                  OPERATIONS ON        OPERATIONS ON      COMPOSITE   MSCI WORLD
                                DECEMBER 31, 1997)   DECEMBER 31, 1997)   INDEX(1)     INDEX(2)
------------------------------------------------------------------------------------------------
 PAST ONE YEAR                        8.38%                8.23%           16.16%       24.34%
------------------------------------------------------------------------------------------------
 SINCE INCEPTION                      8.38%                8.23%           16.16%       24.34%

1. THE COMPOSITE INDEX FOR THE AGGRESSIVE PORTFOLIO IS COMPRISED OF 50% OF THE RUSSELL 3000 INDEX, 25% OF THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND FAR EAST (EAFE) INDEX, 15% OF THE LEHMAN AGGREGATE BOND INDEX AND 10% OF THE IFC INVESTABLE EMERGING MARKETS INDEX. THE PORTFOLIO'S INVESTMENTS VARY AND WILL NOT NECESSARILY MATCH THE COMPOSITE INDEX'S ALLOCATION AMONG ASSET CLASSES.
2. THE MSCI WORLD INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND INCLUDES SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE, AND THE ASIA/PACIFIC REGION, INCLUDING DIVIDENDS.

The following graph shows the change in the value of a $10,000 investment in the Portfolio since the Portfolio's inception compared to the Composite Index and the MSCI World Index.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

                                                                               AGGRESSIVE PORTFOLIO        AGGRESSIVE PORTFOLIO
                                                                                   (CLASS A SHARES)            (CLASS B SHARES)
(COMMENCEMENT OF OPERATIONS)
12/31/97                                                                                    $10,000                     $10,000
12/31/98                                                                                    $10,838                     $10,823

       COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                                                                             COMPOSITE
                                                                                 INDEX        MSCI WORLD INDEX
(COMMENCEMENT OF OPERATIONS)
12/31/97                                                                       $10,000                 $10,000
12/31/98                                                                       $11,616                 $12,434

IN ACCORDANCE WITH COMMISSION REGULATIONS, PORTFOLIO PERFORMANCE ASSUMES THAT ALL RECURRING FEES (INCLUDING MANAGEMENT FEES) WERE DEDUCTED AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE PORTFOLIOS
-------------------------------------------------------------------------------

The Commission requires that the Fund disclose in the table below the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or similar fees when you purchase or redeem shares. The Annual Fund Operating Expenses in the table below do not reflect voluntary fee waivers and/or expense reimbursements from MSDW Investment Management.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                     CONSERVATIVE        MODERATE             AGGRESSIVE
                                      PORTFOLIO         PORTFOLIO             PORTFOLIO
CLASS A
---------------------------------------------------------------------------------------------
 MANAGEMENT FEES                     NONE           NONE                 NONE
---------------------------------------------------------------------------------------------
 12B-1 FEE                           NONE           NONE                 NONE
---------------------------------------------------------------------------------------------
 OTHER EXPENSES                      4.45%          3.63%                4.19%
---------------------------------------------------------------------------------------------
   ADMINISTRATION FEE                       0.15%                0.14%                  0.15%
---------------------------------------------------------------------------------------------
   OTHER EXPENSES                           4.30%                3.49%                  4.04%
---------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND
 OPERATING EXPENSES                  4.45%          3.63%                4.19%

CLASS B
---------------------------------------------------------------------------------------------
 MANAGEMENT FEES                     NONE           NONE                 NONE
---------------------------------------------------------------------------------------------
 12B-1 FEE                           0.25%          0.25%                0.25%
---------------------------------------------------------------------------------------------
 OTHER EXPENSES                      4.45%          3.63%                4.19%
---------------------------------------------------------------------------------------------
   ADMINISTRATION FEE                       0.15%                0.14%                  0.15%
---------------------------------------------------------------------------------------------
   OTHER EXPENSES                           4.30%                3.49%                  4.04%
---------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND
 OPERATING EXPENSES                  4.70%          3.88%                4.44%

* THE FEES FOR THE PORTFOLIOS SHOWN IN THE TABLE ABOVE ARE THE HIGHEST THAT COULD BE CHARGED. THIS TABLE DOES NOT SHOW THE EFFECTS OF MSDW INVESTMENT MANAGEMENT'S VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. MSDW INVESTMENT MANAGEMENT HAS VOLUNTARILY AGREED TO REDUCE ITS ADMINISTRATION FEE AND/OR REIMBURSE THE PORTFOLIOS SO THAT TOTAL ANNUAL EXPENSES, INCLUDING EXPENSES ATTRIBUTABLE TO INVESTMENT IN UNDERLYING FUNDS, WILL NOT EXCEED 0.75% FOR THE CLASS A SHARES AND 1.00% FOR THE CLASS B SHARES OF THE CONSERVATIVE PORTFOLIO; 0.90% FOR THE CLASS A SHARES AND 1.15% FOR THE CLASS B SHARES OF THE MODERATE PORTFOLIO; AND 1.10% FOR THE CLASS A SHARES AND 1.35% FOR THE CLASS B SHARES OF THE AGGRESSIVE PORTFOLIO.

  EXCLUDING EXPENSES ATTRIBUTABLE TO INVESTMENT IN UNDERLYING FUNDS, THE EXPENSE RATIOS WOULD HAVE BEEN 0.32% FOR THE CLASS A SHARES AND 0.57% FOR THE CLASS B SHARES FOR THE CONSERVATIVE PORTFOLIO; 0.25% FOR THE CLASS A SHARES AND 0.50% FOR THE CLASS B SHARES OF THE MODERATE PORTFOLIO; AND 0.31% FOR THE CLASS A SHARES AND 0.56% FOR THE CLASS B SHARES OF THE AGGRESSIVE PORTFOLIO.

  FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS ARE VOLUNTARY AND MSDW INVESTMENT MANAGEMENT RESERVES THE RIGHT TO TERMINATE ANY WAIVER AND/OR REIMBURSEMENT AT ANY TIME AND WITHOUT NOTICE.

EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN EACH PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS HAVING SIMILAR INVESTMENT OBJECTIVES.
The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR  3 YEARS    5 YEARS    10 YEARS
CONSERVATIVE PORTFOLIO
-----------------------------------------------------------------------
 CLASS A                         $446    $1,346     $2,256     $4,574
-----------------------------------------------------------------------
 CLASS B                         $471    $1,416     $2,368     $4,771

MODERATE PORTFOLIO
-----------------------------------------------------------------------
 CLASS A                         $365    $1,112     $1,878     $3,889
-----------------------------------------------------------------------
 CLASS B                         $390    $1,184     $1,995     $4,104

AGGRESSIVE PORTFOLIO
-----------------------------------------------------------------------
 CLASS A                         $421    $1,272     $2,138     $4,364
-----------------------------------------------------------------------
 CLASS B                         $445    $1,343     $2,251     $4,566

--------------------------------------------------------------------------------
ADDITIONAL RISK FACTORS AND INFORMATION
-------------------------------------------------------------------------------

THIS SECTION DISCUSSES ADDITIONAL RISK FACTORS AND INFORMATION RELATED TO THE PORTFOLIOS AND THEIR INVESTMENTS IN THE UNDERLYING FUNDS. THE PORTFOLIOS' INVESTMENT PRACTICES AND LIMITATIONS AND THE UNDERLYING FUNDS' INVESTMENTS ARE DESCRIBED IN GREATER DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), WHICH LEGALLY IS A PART OF THIS PROSPECTUS. FOR DETAILS ABOUT HOW TO OBTAIN A COPY OF THE SAI AND OTHER REPORTS AND INFORMATION, SEE THE BACK COVER OF THIS PROSPECTUS.
BANK INVESTORS

An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
YEAR 2000 RISK

The advisory and distribution services that MSDW Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley") provide to the Fund depend on the smooth operation of their computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. MSDW Investment Management and Morgan Stanley have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. MSDW Investment Management and Morgan Stanley are monitoring their remedial efforts, but there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the Underlying Funds and the markets for securities in which they invest may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Portfolios' investments may be adversely affected.
TEMPORARY DEFENSIVE INVESTMENTS

When MSDW Investment Management believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary purposes. If MSDW Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolios' performance.

--------------------------------------------------------------------------------
UNDERLYING FUNDS
-------------------------------------------------------------------------------

The Portfolios initially will consider the following Underlying Funds for investment. However, MSDW Investment Management may, in accordance with the Portfolios' investment objectives and policies, select additional Underlying Funds for investment.

 UNDERLYING EQUITY FUNDS
--------------------------------------------------------------------------------

U.S. EQUITY FUNDS                                INTERNATIONAL EQUITY FUNDS
MSDWIF Equity Growth Portfolio                   MSDWIF Active International Allocation
MSDWIF U.S. Equity Plus Portfolio                Portfolio
MSDWIF U.S. Real Estate Portfolio                MSDWIF Asian Equity Portfolio
MSDWIF Value Equity Portfolio                    MSDWIF Emerging Markets Portfolio
MAS Mid Cap Growth Portfolio                     MSDWIF European Equity Portfolio
MAS Mid Cap Value Portfolio                      MSDWIF International Equity Portfolio
MAS Small Cap Growth Portfolio                   MSDWIF International Magnum Portfolio
MAS Value Portfolio                              MSDWIF Japanese Equity Portfolio
                                                 MSDWIF Latin American Portfolio

 UNDERLYING FIXED INCOME FUNDS
--------------------------------------------------------------------------------

U.S. FIXED INCOME FUNDS                          INTERNATIONAL FIXED INCOME FUND
MSDWIF Fixed Income Portfolio                    MAS International Fixed Income Portfolio
MAS Fixed Income Portfolio
MAS High Yield Portfolio
MAS Intermediate Duration Portfolio
MAS Limited Duration Portfolio

U.S. EQUITY FUNDS

MSDWIF EQUITY GROWTH PORTFOLIO
The MSDWIF Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies.

MSDWIF U.S. EQUITY PLUS PORTFOLIO
The MSDWIF U.S. Equity Plus Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers included in the Standard & Poor's ("S&P") 500 Index.

MSDWIF U.S. REAL ESTATE PORTFOLIO
The MSDWIF U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

MSDWIF VALUE EQUITY PORTFOLIO
The MSDWIF Value Equity Portfolio seeks high total return by investing primarily in equity securities that MSDW Investment Management believes to be undervalued relative to the stock market in general at the time of purchase.

MAS MID CAP GROWTH PORTFOLIO
The MAS Mid Cap Growth Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities of smaller and medium size U.S. companies that MAS believes offer long-term growth potential. The Underlying Fund invests in companies with equity capitalizations generally matching the S&P MidCap 400 Index.

MAS MID CAP VALUE PORTFOLIO
The MAS Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in equity securities of companies included in the S&P MidCap 400 Index.

MAS SMALL CAP GROWTH PORTFOLIO
The MAS Small Cap Growth Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities with equity capitalizations in the range of companies included in the Russell 2000 Index.

MAS VALUE PORTFOLIO
The MAS Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks and other equity securities with equity capitalizations greater than $1.5 billion.

INTERNATIONAL EQUITY FUNDS

MSDWIF ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
The MSDWIF Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by MSDW Investment Management in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSDWIF ASIAN EQUITY PORTFOLIO
The MSDWIF Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers.

MSDWIF EMERGING MARKETS PORTFOLIO
The MSDWIF Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging market countries.

MSDWIF EUROPEAN EQUITY PORTFOLIO
The MSDWIF European Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

MSDWIF INTERNATIONAL EQUITY PORTFOLIO
The MSDWIF International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

MSDWIF INTERNATIONAL MAGNUM PORTFOLIO
The MSDWIF International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

MSDWIF JAPANESE EQUITY PORTFOLIO
The MSDWIF Japanese Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

MSDWIF LATIN AMERICAN PORTFOLIO
The MSDWIF Latin American Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers.

U.S. FIXED INCOME FUNDS

MSDWIF FIXED INCOME PORTFOLIO
The MSDWIF Fixed Income Portfolio seeks to produce a high total return consistent with the preservation of capital by investing primarily in a diversified portfolio of fixed income securities.

MAS FIXED INCOME PORTFOLIO
The MAS Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

MAS HIGH YIELD PORTFOLIO
The MAS High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

MAS INTERMEDIATE DURATION PORTFOLIO
The MAS Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of fixed income securities, of U.S. and foreign issuers. The Underlying Fund ordinarily will have a portfolio duration between two and five years.

MAS LIMITED DURATION PORTFOLIO
The MAS Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of investment grade fixed income securities. The Underlying Fund will maintain a duration of between one and three years.

INTERNATIONAL FIXED
INCOME FUND

MAS INTERNATIONAL FIXED INCOME PORTFOLIO
The MAS International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in investment grade fixed income securities of foreign issuers including those in emerging markets. The average-weighted maturity will ordinarily be greater than five years.

--------------------------------------------------------------------------------
UNDERLYING FUND INVESTMENT RISKS
-------------------------------------------------------------------------------

THE FOLLOWING SECTIONS DESCRIBE SOME OF THE RISKS ASSOCIATED WITH THE UNDERLYING FUNDS' INVESTMENT POLICIES AND STRATEGIES.
PRICE VOLATILITY
The value of a Portfolio's investment in an Underlying Fund is based on the market prices of the securities the Underlying Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries and companies. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Underlying Fund owns and the markets in which the securities trade. Over time, equity securities have generally shown superior gains, but they have tended to be more volatile than fixed income securities in the short term. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. However, shorter duration fixed income securities tend to experience less price volatility than longer term fixed income securities.

DERIVATIVES
An Underlying Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

The primary risks of derivatives are: (i) changes in the market value of securities held by the Underlying Fund, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for an Underlying Fund to sell a derivative, which could result in difficulty closing a position and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, derivatives are subject to counterparty risk. To minimize this risk, an Underlying Fund may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, an Underlying Fund may invest in certain derivatives that require it to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause an Underlying Fund to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If an Underlying Fund is in that position, it could be forced to sell other securities that it wanted to retain.

While the use of derivatives may be advantageous to an Underlying Fund, if MSDW Investment Management or MAS is not successful in employing them, an Underlying Fund's performance may be worse than if it did not make such investments. See the Statement of Additional Information for more about the risks of different types of derivatives.

EQUITY SECURITIES
Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of all equity securities in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

FIXED INCOME SECURITIES
Fixed income securities generally are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. An Underlying Fund with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration.
FOREIGN INVESTING
Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, an Underlying Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of an Underlying Fund's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. An Underlying Fund's adviser may invest in certain instruments, such as derivatives and may use certain techniques such as hedging, to manage these risks. However, the adviser cannot guarantee that it will be practical to hedge these risks or that it will succeed in doing so. An Underlying Fund's adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.
EMERGING MARKET RISKS
Emerging market countries are foreign countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
HIGH YIELD SECURITIES
Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less credit worthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. An Underlying Fund's investments in high yield securities expose it to a substantial degree of credit risk.
MORTGAGE SECURITIES
Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio.

Collateralized Mortgage Obligations ("CMOs") and Stripped Mortgage Backed Securities ("SMBSs") are derivatives based on mortgage securities. Both CMOs and SMBSs are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMOs or SMBSs that an Underlying Fund holds, these price movements may be significantly greater than that experienced by mortgage-backed securities generally.

-------------------------------------------------------------------------------
INVESTMENT ADVISER
-------------------------------------------------------------------------------

Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), as investment adviser, allocates each Portfolio's investments in the Underlying Funds. MSDW Investment Management also advises the Underlying Funds that are portfolios of MSDWIF. Miller Anderson & Sherrerd, LLP ("MAS") advises the Underlying Funds that are portfolios of MAS Funds.

MSDW Investment Management with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. MAS, with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428, provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors, and serves as investment adviser to several mutual funds. Morgan Stanley Dean Witter & Co. ("MSDW") is the parent of MSDW Investment Management, MAS and Morgan Stanley. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. At December 31, 1998, MSDW Investment Management and MAS, together with their affiliated institutional asset management companies, managed assets of approximately $163.4 billion, including assets under fiduciary advice.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER
-------------------------------------------------------------------------------

THE FOLLOWING INDIVIDUAL HAS PRIMARY DAY-TO-DAY PORTFOLIO MANAGEMENT RESPONSIBILITY FOR EACH PORTFOLIO:

FRANCINE J. BOVICH
Francine J. Bovich, a Managing Director of MSDW Investment Management and Morgan Stanley, joined MSDW Investment Management in 1993. Prior to joining MSDW Investment Management, she was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser. She began her investment career at Bankers Trust Company. She was also a Managing Director of Citicorp Investment Management, Inc., where she had responsibility for the Institutional Investment Management Group. Ms. Bovich was appointed and serves as the U.S. Representative to the United Nations Investment Committee. Additionally, she serves as an Emeritus Trustee and Chair of the Investment Sub-Committee for Connecticut College. She is a former board member of the YWCA Retirement Fund. She graduated from Connecticut College with a B.A. in Economics and received her M.B.A. in Finance from New York University. Ms. Bovich has had primary responsibility for managing the Portfolio's assets since its inception.

--------------------------------------------------------------------------------
DISTRIBUTION OF PORTFOLIO SHARES
-------------------------------------------------------------------------------

Morgan Stanley is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley receives no compensation for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plan"). Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

-------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------
ABOUT NET ASSET VALUE
The net asset value per share of a class of shares of a Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, the Portfolio values Underlying Funds at their net asset value and generally values other securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors.

PRICING OF PORTFOLIO SHARES
The price to buy or sell (redeem) Class A and Class B shares of each Portfolio is the net asset value next determined for the class after receipt of your order. The Fund determines net asset value as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

HOW TO PURCHASE AND
REDEEM SHARES
Shares of the Portfolios are currently offered only to institutional investors such as defined contribution plans, defined benefit plans and endowment funds. Retirement plan participants should refer to materials provided by their plan sponsor or plan administrator for information on how to invest in and redeem shares of the Portfolios.

Plan sponsors or administrators who have made arrangements with the Fund will receive orders from their plan participants to purchase or redeem shares of the Portfolios, generally on each business day. That night, all orders received by that plan sponsor or plan administrator prior to the Pricing Time on that day are aggregated, and the plan sponsor or plan administrator places a net purchase and/or redemption order(s) for shares of the Portfolios on the morning of the next business day. These orders are normally executed at the net asset value that was computed for each Portfolio as of the Pricing Time the previous day.

Plan sponsors and plan administrators who choose not to enter into arrangements of the type described above will need to transmit orders for receipt by the Fund prior to the Pricing Time in order for those orders to be executed at the net asset value computed for that day.

The Fund will normally wire redemption proceeds to the plan sponsor or plan administrator on the next business day after receipt of the redemption instructions by the Fund, but in no event later than seven days following receipt of such instructions. The Fund may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is suspended or restricted or as permitted by the Commission.

DIVIDENDS AND DISTRIBUTIONS
Each Portfolio's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute net capital gains on an annual basis.

The Fund automatically reinvests all dividends and distributions in additional shares. However, if eligible, you may elect to receive distributions in cash by giving written notice to the Fund or your plan sponsor or plan administrator. TAXES
The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are ordinary income and capital gains distributions are taxed based on how long the Portfolio held the assets. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you will be subject to tax on any gains you earn based on your holding period for the shares. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

IRAs and participants in tax-qualified retirement plans generally will not be subject to federal tax liability on either dividend and capital gain distributions from the Portfolios or redemption of shares of the Portfolios. Rather, participants in such plans will be taxed when they begin taking distributions from their IRAs and/or the retirement plans. There are various restrictions on eligibility, contributions and withdrawals, depending on the type of tax-deferred account or tax-qualified retirement plan. You should consult with a tax professional on the specific rules governing your own plan.

The summary above is based on current tax laws, which may change. More information about taxes is in the Statement of Additional Information.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio over the life of the Portfolio. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's December 31, 1998 Annual Report to Shareholders.

----------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
CONSERVATIVE PORTFOLIO
-------------------------------------------------------------------------------

                                                          CLASS A
                                          ----------------------------------------
                                              YEAR ENDED          ONE DAY ENDED
SELECTED PER SHARE DATA AND RATIOS        DECEMBER 31, 1998    DECEMBER 31, 1997*
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $10.00                $10.00
                                               -------               -------
INCOME FROM INVESTMENT OPERATIONS
 NET INVESTMENT INCOME                            0.35                    --
 NET REALIZED AND UNREALIZED GAIN                 0.42                    --
                                               -------               -------
    TOTAL FROM INVESTMENT OPERATIONS              0.77                    --
                                               -------               -------
DISTRIBUTIONS
 NET INVESTMENT INCOME                           (0.46)                   --
 NET REALIZED GAIN                               (0.11)                   --
 IN EXCESS OF NET REALIZED GAIN                  (0.02)                   --
                                               -------               -------
    TOTAL DISTRIBUTIONS                          (0.59)                   --
                                               -------               -------
NET ASSET VALUE, END OF PERIOD                  $10.18                $10.00
                                               -------               -------
                                               -------               -------
TOTAL RETURN                                      7.76%                 0.00%
                                               -------               -------
                                               -------               -------
RATIOS AND SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (THOUSANDS)           $3,141                  $517
RATIO OF EXPENSES TO AVERAGE NET ASSETS
(1)                                               0.32%                 0.00%(a)
Ratio of Net Investment Income to
Average Net Assets (1)                            5.31%                 0.00%(a)
Portfolio Turnover                                 129%                    0%
---------------------------
(1) Effect of Voluntary Expense Limitation During the Period:
     Per Share Benefit to Net Investment
     Income                                      $0.27                 $0.00
   Ratios Before Expense Limitiation:
     Expenses to Average Net Assets               4.45%                 0.00%(a)
     Net Investment Income to Average
     Net Assets                                   1.21%                 0.00%(a)
----------------------------------------------------------------------------------

                                                          CLASS B
                                          ----------------------------------------
                                              YEAR ENDED          ONE DAY ENDED
                                          DECEMBER 31, 1998    DECEMBER 31, 1997*
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $10.00                $10.00
                                               -------               -------
INCOME FROM INVESTMENT OPERATIONS
 NET INVESTMENT INCOME                            0.52                    --
 NET REALIZED AND UNREALIZED GAIN                 0.23                    --
                                               -------               -------
    TOTAL FROM INVESTMENT OPERATIONS              0.75                    --
                                               -------               -------
DISTRIBUTIONS
 NET INVESTMENT INCOME                           (0.44)                   --
 NET REALIZED GAIN                               (0.11)                   --
 IN EXCESS OF NET REALIZED GAIN                  (0.02)                   --
                                               -------               -------
    TOTAL DISTRIBUTIONS                          (0.57)                   --
                                               -------               -------
NET ASSET VALUE, END OF PERIOD                  $10.18                $10.00
                                               -------               -------
                                               -------               -------
TOTAL RETURN                                      7.52%                 0.00%
                                               -------               -------
                                               -------               -------
RATIOS AND SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (THOUSANDS)             $555                  $516
RATIO OF EXPENSES TO AVERAGE NET ASSETS
(2)                                               0.57%                 0.00%(a)
Ratio of Net Investment Income to
Average Net Assets (2)                            5.06%                 0.00%(a)
Portfolio Turnover                                 129%                    0%
---------------------------
(2) Effect of Voluntary Expense Limitation During the Period:
     Per Share Benefit to Net Investment
     Income                                      $0.42                 $0.00
   Ratios Before Expense Limitiation:
     Expenses to Average Net Assets               4.70%                 0.00%(a)
     Net Investment Income to Average
     Net Assets                                   0.96%                 0.00%(a)
----------------------------------------------------------------------------------

 *COMMENCEMENT OF OPERATIONS
 (a)Annualized
 THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS DO NOT REFLECT THE EXPENSES OF THE UNDERLYING FUNDS ATTRIBUTABLE TO THE PORTFOLIO.

----------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
MODERATE PORTFOLIO
-------------------------------------------------------------------------------

                                                          CLASS A
                                          ----------------------------------------
                                              YEAR ENDED          ONE DAY ENDED
SELECTED PER SHARE DATA AND RATIOS        DECEMBER 31, 1998    DECEMBER 31, 1997*
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $10.00                $10.00
                                               -------               -------
INCOME FROM INVESTMENT OPERATIONS
 NET INVESTMENT INCOME                            0.28                    --
 NET REALIZED AND UNREALIZED GAIN                 0.71                    --
                                               -------               -------
    TOTAL FROM INVESTMENT OPERATIONS              0.99                    --
                                               -------               -------
DISTRIBUTIONS
 NET INVESTMENT INCOME                           (0.43)                   --
 NET REALIZED GAIN                               (0.03)                   --
 IN EXCESS OF NET REALIZED GAIN                  (0.04)                   --
                                               -------               -------
    TOTAL DISTRIBUTIONS                          (0.50)                   --
                                               -------               -------
NET ASSET VALUE, END OF PERIOD                  $10.49                $10.00
                                               -------               -------
                                               -------               -------
TOTAL RETURN                                      9.93%                 0.00%
                                               -------               -------
                                               -------               -------
RATIOS AND SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (THOUSANDS)           $4,580                  $517
RATIO OF EXPENSES TO AVERAGE NET ASSETS
(1)                                               0.25%                 0.00%(a)
Ratio of Net Investment Income to
Average Net Assets (1)                            4.26%                 0.00%(a)
Portfolio Turnover                                 139%                    0%
---------------------------
(1) Effect of Voluntary Expense
   Limitation During the Period:
     Per Share Benefit to Net Investment
     Income                                      $0.22                 $0.00
   Ratios Before Expense Limitation:
     Expenses to Average Net Assets               3.63%                 0.00%(a)
     Net Investment Income to Average
     Net Assets                                   0.88%                 0.00%(a)
----------------------------------------------------------------------------------

                                                          CLASS B
                                          ----------------------------------------
                                              YEAR ENDED          ONE DAY ENDED
                                          DECEMBER 31, 1998    DECEMBER 31, 1997*
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $10.00                $10.00
                                               -------               -------
INCOME FROM INVESTMENT OPERATIONS
 NET INVESTMENT INCOME                            0.42                    --
 NET REALIZED AND UNREALIZED GAIN                 0.53                    --
                                               -------               -------
    TOTAL FROM INVESTMENT OPERATIONS              0.95                    --
                                               -------               -------
DISTRIBUTIONS
 NET INVESTMENT INCOME                           (0.40)                   --
 NET REALIZED GAIN                               (0.03)                   --
 IN EXCESS OF NET REALIZED GAIN                  (0.04)                   --
                                               -------               -------
    TOTAL DISTRIBUTIONS                          (0.47)                   --
                                               -------               -------
NET ASSET VALUE, END OF PERIOD                  $10.48                $10.00
                                               -------               -------
                                               -------               -------
TOTAL RETURN                                      9.57%                 0.00%
                                               -------               -------
                                               -------               -------
RATIOS AND SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (THOUSANDS)             $566                  $516
RATIO OF EXPENSES TO AVERAGE NET ASSETS
(2)                                               0.50%                 0.00%(a)
Ratio of Net Investment Income to
Average Net Assets (2)                            4.01%                 0.00%(a)
Portfolio Turnover                                 139%                    0%
---------------------------
(2) Effect of Voluntary Expense Limitation During the Period:
     Per Share Benefit to Net Investment
     Income                                      $0.35                 $0.00
   Ratios Before Expense Limitation:
     Expenses to Average Net Assets               3.88%                 0.00%(a)
     Net Investment Income to Average
     Net Assets                                   0.63%                 0.00%(a)
----------------------------------------------------------------------------------

 *COMMENCEMENT OF OPERATIONS
 (a)Annualized
 THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS DO NOT REFLECT THE EXPENSES OF THE UNDERLYING FUNDS ATTRIBUTABLE TO THE PORTFOLIO.

----------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
AGGRESSIVE PORTFOLIO
-------------------------------------------------------------------------------

                                                          CLASS A
                                          ----------------------------------------
                                              YEAR ENDED          ONE DAY ENDED
SELECTED PER SHARE DATA AND RATIOS        DECEMBER 31, 1998    DECEMBER 31, 1997*
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $10.00                $10.00
                                               -------               -------
INCOME FROM INVESTMENT OPERATIONS
 NET INVESTMENT INCOME                            0.13                    --
 NET REALIZED AND UNREALIZED GAIN                 0.70                    --
                                               -------               -------
    TOTAL FROM INVESTMENT OPERATIONS              0.83                    --
                                               -------               -------
DISTRIBUTIONS
 NET INVESTMENT INCOME                           (0.24)                   --
 NET REALIZED GAIN                               (0.01)                   --
 IN EXCESS OF NET REALIZED GAIN                  (0.09)                   --
                                               -------               -------
    TOTAL DISTRIBUTIONS                          (0.34)                   --
                                               -------               -------
NET ASSET VALUE, END OF PERIOD                  $10.49                $10.00
                                               -------               -------
                                               -------               -------
TOTAL RETURN                                      8.38%                 0.00%
                                               -------               -------
                                               -------               -------
RATIOS AND SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (THOUSANDS)           $4,194                  $517
RATIO OF EXPENSES TO AVERAGE NET ASSETS
(1)                                               0.31%                 0.00%(a)
Ratio of Net Investment Income to
Average Net Assets (1)                            2.18%                 0.00%(a)
Portfolio Turnover                                 188%                    0%
---------------------------
(1) Effect of Voluntary Expense Limitation During the Period:
     Per Share Benefit to Net Investment
     Income                                      $0.23                 $0.00
   Ratios Before Expense Limitiation:
     Expenses to Average Net Assets               4.19%                 0.00%(a)
     Net Investment Income (Loss) to
     Average Net Assets                          (1.69)%                0.00%(a)
----------------------------------------------------------------------------------

                                                          CLASS B
                                          ----------------------------------------
                                              YEAR ENDED          ONE DAY ENDED
                                          DECEMBER 31, 1998    DECEMBER 31, 1997*
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $10.00                $10.00
                                               -------               -------
INCOME FROM INVESTMENT OPERATIONS
 NET INVESTMENT INCOME                            0.20                    --
 NET REALIZED AND UNREALIZED LOSS                 0.62                    --
                                               -------               -------
    TOTAL FROM INVESTMENT OPERATIONS              0.82                    --
                                               -------               -------
DISTRIBUTIONS
 NET INVESTMENT INCOME                           (0.22)                   --
 NET REALIZED GAIN                               (0.01)                   --
 IN EXCESS OF NET REALIZED GAIN                  (0.09)                   --
                                               -------               -------
    TOTAL DISTRIBUTIONS                          (0.32)                   --
                                               -------               -------
NET ASSET VALUE, END OF PERIOD                  $10.50                $10.00
                                               -------               -------
                                               -------               -------
TOTAL RETURN                                      8.23%                 0.00%
                                               -------               -------
                                               -------               -------
RATIOS AND SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (THOUSANDS)           $  559                $  516
RATIO OF EXPENSES TO AVERAGE NET ASSETS
(2)                                               0.56%                 0.00%(a)
Ratio of Net Investment Income to
Average Net Assets (2)                            1.93%                 0.00%(a)
Portfolio Turnover                                 188%                    0%
---------------------------
(2) Effect of Voluntary Expense Limitation During the Period:
     Per Share Benefit to Net Investment
     Income                                     $ 0.41                $ 0.00
   Ratios Before Expense Limitiation:
     Expenses to Average Net Assets               4.44%                 0.00%(a)
     Net Investment Income (Loss) to
     Average Net Assets                          (1.94)%                0.00%(a)
----------------------------------------------------------------------------------

 *COMMENCEMENT OF OPERATIONS
 (a) ANNUALIZED
 THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS DO NOT REFLECT THE EXPENSES OF THE UNDERLYING FUNDS ATTRIBUTABLE TO THE PORTFOLIO.

                 (This page has been left blank intentionally.)

-------------------------------------------------------------------------------
WHERE TO FIND ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
In addition to this Prospectus, the Fund has a Statement of Additional Information ("SAI"), dated May 1, 1999, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

SHAREHOLDER REPORTS
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding the investments comprising the Fund's Portfolios, please call 1-800-354-8185.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a retirement plan, you may also obtain these documents, without charge, by contacting your plan sponsor or plan administrator.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-800-SEC-0330); (2) On-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-08303.

[LOGO]
MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
P.O. Box 2798
Boston, Massachusetts 02208-2798

FOR INFORMATION CALL 1-800-354-8185

            MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION

Morgan Stanley Dean Witter Strategic Adviser Fund, Inc. (the "Fund") is a no-load, open-end management investment company with three series ("Portfolios") each of which has Class A and Class B shares. Each Portfolio offers investors a distinct risk/return profile by investing in various investment portfolios of Morgan Stanley Dean Witter Institutional Funds, Inc. and MAS Funds ("Underlying Funds"). Class A and Class B shares of each Portfolio are offered with no sales charge, exchange or redemption fee. The Portfolios are advised by Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management" or the "Adviser"). Morgan Stanley & Co. Incorporated ("Morgan Stanley") is the distributor of the Fund's shares. The Underlying Funds are managed by either Morgan Stanley Dean Witter Investment Management ("MSDW Investment Management") or Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of MSDW Investment Management.

This Statement of Additional Information addresses information about the Fund applicable to each of the Portfolios and certain information regarding the Underlying Funds. The Fund was incorporated under the laws of the State of Maryland on May 20, 1997. The Fund has filed a registration statement with the Securities and Exchange Commission (the "SEC") registering itself as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares under the Securities Act of 1933, as amended (the "1933 Act").

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for the Fund's Portfolios (the "Prospectus"). This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety. To obtain the Prospectus, please contact the Fund.

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1999 RELATING TO PROSPECTUS DATED MAY 1, 1999.
                                 --------------

                               TABLE OF CONTENTS

                                             PAGE
                                             -----
SECURITIES AND INVESTMENT TECHNIQUES....           2
INVESTMENT LIMITATIONS..................          18
PURCHASE OF SHARES......................          19
REDEMPTION OF SHARES....................          19
MANAGEMENT OF THE FUND..................          19
COMPENSATION TABLE......................          22
INVESTMENT ADVISORY AND OTHER
  SERVICES..............................          22
DISTRIBUTION OF SHARES..................          23
PORTFOLIO TRANSACTIONS..................          24
GENERAL INFORMATION.....................          24
FEDERAL INCOME TAX TREATMENT............          24
CONTROL PERSONS AND PRINCIPAL HOLDERS OF
  SECURITIES............................          27
PERFORMANCE INFORMATION.................          28
DESCRIPTION OF RATINGS..................          30
FINANCIAL STATEMENTS....................          31
APPENDIX A..............................          32

The Fund's audited financial statements for the fiscal year ended December 31, 1998, including notes thereto and the report of PricewaterhouseCoopers LLP are incorporated by reference herein from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. You may obtain the Fund's most recent Annual Report by calling the Morgan Stanley Dean Witter Strategic Adviser Fund, Inc. Services Group at 1-800-354-8185.

                      SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which the Underlying Funds may invest, and strategies MSDW Investment Management or MAS may employ, in pursuit of an Underlying Fund's investment objective.

EQUITY SECURITIES

Equity Securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of Equity Securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of all Equity Securities in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's Equity Securities.

COMMON STOCKS. Common Stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

PREFERRED STOCKS. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.

RIGHTS. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferrable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

WARRANTS. Warrants give holders the right, but not the obligation, to buy Common Stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferrable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the Common Stock exceeding the price fixed by the Warrant.

CONVERTIBLE SECURITIES. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or Preferred Stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Securities may be exchanged and, therefore, are included in both the definition of Equity Security and Fixed Income Security.

LIMITED PARTNERSHIPS. A limited partnership interest entitles an Underlying Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, an Underlying Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

INVESTMENT COMPANY SECURITIES. Investment Company Securities are securities of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended (the "1940 Act"), generally prohibits an Underlying Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than

5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. To the extent an Underlying Fund invests a portion of its assets in Investment Company Securities, those assets will be subject to the risks of the purchased investment company's portfolio securities. The Underlying Fund also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses.

REAL ESTATE INVESTING. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolios' investments.

REITS. Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in any of the Portfolios, by investing in REITs indirectly through the Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, may cause the Underlying Funds' shareholders to indirectly bear certain additional operating expenses.

FIXED INCOME SECURITIES

Fixed Income Securities generally represent an issuer's obligation to repay money that it has borrowed together with interest on the amount borrowed. Fixed Income Securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and some Fixed Income Securities may have other novel features such as conversion rights. Prices of Fixed Income Securities fluctuate and, in particular, are subject to credit risk and market risk. Credit risk is the possibility that an issuer may be unable to meet scheduled interest and principal payments. Market risk is the possibility that a change in interest rates or the market's perception of the issuer's prospects may adversely affect the value of a fixed income security. Economic, political and other events also may affect the prices of broad fixed income markets. Generally, the values of Fixed Income Securities vary inversely with changes in interest rates. During periods of falling interest rates the values of outstanding Fixed Income Securities generally rise and during periods of rising interest rates, the values of such securities generally decline. Prepayments also will affect the maturity and value of Fixed Income Securities. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. When this happens, an Underlying Fund may be forced to reinvest in lower yielding Fixed Income Securities.

The length of time to the final payment, or maturity, of a Fixed Income Security also affects its price volatility. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are subject to greater market fluctuation, especially as a result of changes in interest rates. Traditionally, term to maturity has been used as a barometer of a Fixed Income Security's sensitivity to interest rate changes. However, this measure considers only the time until final payment and takes no account of the pattern of payments prior to maturity. Duration is a more precise measure of the expected life of a Fixed Income Security that combines consideration of yield, coupon, interest payments, final maturity and call features and measures the expected life of a Fixed Income Security on a present value basis. The duration of a Fixed Income Security ordinarily is shorter than its maturity.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are Fixed Income Securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by MSDW Investment Management or MAS. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to Fixed Income Securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular Fixed Income Security. Moreover, market risk also will affect the prices of even the highest rated Fixed Income Securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Fixed Income Securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody's or BB through D by S&P) and unrated securities considered by MSDW Investment Management or MAS to be of equivalent quality. High Yield Securities are not considered investment grade and are commonly referred to as junk bonds or high yield, high risk securities.

While High Yield Securities offer higher yields, they carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High Yield Securities are often issued by smaller, less credit worthy issuers, or by highly leveraged (indebted) issuers that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to Investment Grade Securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of High Yield Securities are more volatile and may react with greater sensitivity to market changes.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Government Securities may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities.

AGENCIES. Agencies are Fixed Income Securities which are not guaranteed by, or backed by the full faith and credit of the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, or any of several other agencies.

CORPORATES. Corporates are Fixed Income Securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of Equity Securities of the issuer as to both income and assets for the principal and interest due the holder.

MONEY MARKET INSTRUMENTS. Money Market Instruments are high quality short-term Fixed Income Securities. Money Market Instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and Repurchase Agreements relating to these obligations. Certain Money Market Instruments may be denominated in a foreign currency.

MORTGAGE RELATED SECURITIES. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

    MORTGAGE-BACKED SECURITIES. With mortgage-backed securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. An Underlying Fund may invest in securities issued or guaranteed by Government National Mortgage Association ("GNMA" or "Ginnie Mae"), Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), Fannie Mae, private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBSs which at the time of purchase are rated investment grade by one or more NRSROs or, if unrated, are deemed by MSDW Investment Management or MAS to be of comparable quality.

MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. FHLMC securities are supported by its right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, FHLMC now issues MBSs (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP) obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds, and as to interest payment, ultimately by the U.S. Treasury.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

Like fixed income securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by an Underlying Fund may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, MSDW Investment Management or MAS looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. An Underlying Fund may invest, without limit, in MBSs issued by private issuers when MSDW Investment Management or MAS deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Underlying Funds will purchase securities issued by private issuers which are rated investment grade at the time of purchase by Moody's or S&P or be deemed by MSDW Investment Management or MAS to be of comparable investment quality.

    FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. Government.

Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

    FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

    GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans;
(ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four-family housing units.

    COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage-backed securities (discussed below) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBSs") are multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and significant changes in the rate of principal repayments will have a corresponding effect on the SMBSs' yield to maturity.

    CREDIT ENHANCEMENT. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage related securities for which third party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller at a mutually agreed upon rate and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives as collateral securities that have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the Securities and Exchange Commission (the "SEC"), the Underlying Funds may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis with other investment companies advised by MSDW Investment Management or MAS. By entering into Repurchase Agreements on a joint basis, the Underlying Funds expect to incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Underlying Fund's participation in the income from jointly purchased Repurchase Agreements will be based on that Underlying Fund's percentage share in the total Repurchase Agreement. The Underlying Funds' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes and in certain instances, from state and local taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

ASSET-BACKED SECURITIES. Asset-Backed Securities ("Asset-Backeds") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral underlying Asset-Backeds tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments (on automobile loans and other collateral) will alter the cash flow on Asset-Backeds and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. The maturity of Asset-Backeds will be based on the expected average life of the instrument. In selecting these securities, MSDW Investment Management or MAS will look for those securities that offer a higher yield to compensate for any variation in average maturity.

PREFERRED STOCKS. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks represent an ownership interest in the issuer they have many of the characteristics of an Equity Security and are, therefore, included in both the definition of Fixed Income Security and Equity Security.

CONVERTIBLE SECURITIES. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or Preferred Stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Prices of Convertible Fixed Income Securities frequently are more volatile than non-Convertible Fixed Income Securities. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Security may be exchanged and, therefore, are included in both the definition of Fixed Income Security or Equity Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Portfolio's investments in Loans are expected in most instances to be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between an Underlying Fund and the borrower is determined by MSDW Investment Management or MAS to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired an Underlying Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and an Underlying Fund's ability to dispose of particular Assignments or Participations when necessary to meet an Underlying Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for an Underlying Fund to assign a value to these securities for purposes of valuing an Underlying Fund's securities and calculating its NAV.

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Underlying Fund in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Underlying Fund to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

TEMPORARY INVESTMENTS. When MSDW Investment Management or MAS believes that changes in economic, financial or political conditions make it advisable, each Underlying Fund may invest up to 100% of its assets in cash and certain short- and medium-term Fixed Income Securities for temporary defensive purposes. These Temporary Investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; Money Market Instruments; and instruments issued by international development agencies.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupon, Pay-In-Kind and Deferred Payment Securities are all types of Fixed Income Securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although an Underlying Fund will not receive cash periodic coupon payments on these securities, the Underlying Fund may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Underlying Funds may have to pay taxes on this phantom income, although it has not received any cash payment.

    ZERO COUPONS. Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity.

    PAY-IN-KIND SECURITIES. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

    DEFERRED PAYMENT SECURITIES. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

FLOATERS. Floaters are Fixed Income Securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of other mortgage-related securities.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. The Underlying Funds may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. The Underlying Funds may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues but Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTMENT

Investing in foreign securities involves certain special considerations which are not typically associated with investing in the Equity Securities or Fixed Income Securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although MSDW Investment Management and MAS endeavor to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of an Underlying Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. An Underlying Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Underlying Funds may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

FOREIGN EQUITY SECURITIES. Foreign Equity Securities are Equity Securities of an issuer in a foreign country.

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities issued by a foreign government, government-related or a private issuer in a foreign country.

RUSSIAN EQUITY SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and an Underlying Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for an Underlying Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent an Underlying Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by an Underlying Fund if the company deems a purchaser unsuitable, which may expose the Underlying Fund to potential loss on its investment.

In light of the risks described above, the Board Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that an Underlying Fund will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Underlying Fund. This requirement will likely have the effect of precluding investments in certain Russian companies that an Underlying Fund would otherwise make.

FOREIGN CURRENCY TRANSACTIONS. The U.S. dollar value of the assets of the Underlying Funds, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Underlying Funds may incur costs in connection with conversions between various currencies. The Underlying Funds may conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or may enter into forward contracts to purchase or sell foreign currencies. The Underlying Funds also may manage their foreign currency transactions using the instruments and techniques described under "Derivatives" below and may purchase and sell foreign currency forward contracts in combination with other derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment.

A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades. The Underlying Funds may enter into foreign currency forward contracts in many circumstances. For example, when an Underlying Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when an Underlying Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Underlying Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when any of the Underlying Funds anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Underlying Fund's securities denominated in such foreign currency. However, it may not be practicable to hedge currency in all markets, particularly emerging markets.

The term hedging, generally, means that an Underlying Fund is using a derivative product as a way to reduce or limit risk. For example, an Underlying Fund may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar. The Underlying Funds also may use certain complex hedging techniques. For example, an Underlying Fund may use a type of hedge known as a cross hedge or a proxy hedge, where the Underlying Fund hedges the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is different. There is no limit on the use of forward foreign currency contracts or other derivative products for hedging purposes.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Under normal circumstances, consideration of the prospect for changes in values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Underlying Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that it is in the best interests of the Underlying Fund. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Fund's Custodian will earmark cash or liquid securities or place them into a segregated account of an Underlying Fund in an amount equal to the value of such Underlying Fund's total assets committed to the consummation of forward currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of such Underlying Fund's commitments with respect to such contracts.

The Underlying Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for an Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Underlying Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If an Underlying Fund retains the portfolio security and engages in an offsetting transaction, such Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between an Underlying Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Underlying Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Underlying Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Underlying Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    FOREIGN CURRENCY WARRANTS. Underlying Funds may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (E.G., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

    PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

EMERGING MARKET COUNTRY SECURITIES. An emerging market country security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development

(more commonly known as the World Bank) and the International Finance Corporation. There are currently over 150 countries which are generally considered to be emerging or developing countries by the international financial community. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration of approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Underlying Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of an Underlying Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Underlying Funds that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have only been issued in recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Underlying Funds will invest in Brady Bonds only if they are consistent with the Underlying Fund's quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. An Underlying Fund may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

EUROPEAN CURRENCY TRANSITION.  On January 1, 1999, the European Monetary Union
(EMU) implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Implementation of this plan will mean that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

The transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

OTHER SECURITIES

LOANS OF PORTFOLIO SECURITIES. Each Underlying Fund may lend its investment securities to qualified institutional investors that need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, an Underlying Fund attempts to increase its net investment income through the receipt of interest of the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Underlying Fund. Each Underlying Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Underlying Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Underlying Fund at any time; and (iv) the Underlying Fund receive reasonable interest on the loan (which may include the Underlying Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by MSDW Investment Management or MAS to be of good standing and when, in the judgment of MSDW Investment Management or MAS, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Underlying Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less that those originally paid by the Underlying Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Underlying Fund may be required to bear the expenses of registration.

As a general matter, an Underlying Fund may not invest more than 15% of its net assets in illiquid securities, such as securities for which there is not readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Underlying Funds may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time an Underlying Fund enters into the commitment and no interest accrues to the Underlying Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. When an Underlying Fund agrees to purchase When-Issued or delayed delivery securities, its custodian will earmark or segregate cash or liquid securities in an amount equal to the Underlying Fund's commitment to purchase these securities.

BORROWING FOR INVESTMENT PURPOSES. Borrowing for investment purposes creates leverage which is a speculative characteristic. Underlying Funds authorized to borrow may do so when MSDW Investment Management or MAS believes that borrowing will benefit the Underlying Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by an Underlying Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in an Underlying Fund's net asset value per share and net yield. Each Underlying Fund that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Underlying Fund's Custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, an Underlying Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

REVERSE REPURCHASE AGREEMENTS. Under a Reverse Repurchase Agreement, an Underlying Fund sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Underlying Fund's Custodian will earmark cash or liquid assets or establish a separate custodial account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. An Underlying Fund may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

SHORT SALES. A short sale is a transaction in which the Underlying Fund sells securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Underlying Fund arranges through a broker to borrow the securities and, in so doing, the Underlying Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Underlying Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Underlying Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Underlying Fund replaces the borrowed securities. The Underlying Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Underlying Fund's obligation to replace the securities borrowed in connection with a short sales will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Underlying Fund's Custodian will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by the Underlying Fund involve certain risk and special considerations. If MSDW Investment Management or MAS incorrectly predicts that the price of the borrowed security will decline, the Underlying Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

STRUCTURED INVESTMENTS. Structured Investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount an Underlying Fund receives when it sells a Structured Investment or at maturity of a Structured Investment is not fixed, but is based on the price of the underlying security or index. Particular Structured Investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price and volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of Structured Investments) will be influenced by the same types of political and economic events that affect particular issuers of fixed income and equity securities and capital markets generally. Structured Investments also may trade differently from their underlying securities. Structured Investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of Structured Investments, making high volume trades possible only with discounting.

Structured Investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics. The following sections describe four of the more common types of Structured Investments. The Underlying Funds may invest in other Structured Investments, including those that may be developed in the future, to the extent that the Structured Investments are otherwise consistent with an Underlying Fund's investment objective and policies.

    PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, an Underlying Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a high dividend income than that paid with respect to a company's common stock.

    ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock , subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, an Underlying Fund may be compensated with the higher yield, contingent on how well the underlying common stock does. Investors that seek current income, find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

    LYONS. Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Underlying Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. An Underlying Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

    STRUCTURED NOTES. Structured Notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The Underlying Funds will use Structured Notes to tailor their investments to the specific risks and returns MSDW Investment Management or MAS wish to accept while avoiding or reducing certain other risks.

DERIVATIVES

The Underlying Funds are permitted to utilize various exchange-traded and over-the-counter derivative instruments and derivative securities, both for hedging and non-hedging purposes. Permitted derivative products include, but are not limited to futures contracts ("futures"); forward contracts ("forwards"); options; swaps, caps, collars and floors; structured notes; and other derivative products yet to be developed, so long as these new products are used in a manner consistent with the objectives of the Underlying Funds. These derivative products may be based upon a wide variety of underlying rates, indices, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, groups or "baskets" of securities and securities indices (for each derivative product, the "underlying"). Each Underlying Fund of the Morgan Stanley Dean Witter Institutional Fund will limit their use of derivative products to 33 1/3% of their total assets, measured by the aggregate notional amount of outstanding derivative products. The Underlying Fixed Income Funds of MAS Funds, exclusive of derivatives used for hedging purposes, will limit their use of derivatives so that no more than 5% of the Underlying Fund's total assets at the time of the transaction are required as margin and option premiums to secure the Underlying Fund's obligations under such derivatives. The Underlying Equity Funds of MAS Funds, exclusive of derivatives used for hedging purposes, are subject to the same 5% limit, but also will not incur obligations to purchase securities under futures and options contracts in excess of 50% of their total. There is no limit on the use of forward foreign currency contracts or other derivative products for hedging purposes.

The term hedging, generally, means that an Underlying Fund is using a derivative product as a way to reduce or limit risk. For example, an Underlying Fund may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar or could use a portion of its cash to buy securities futures in order to hedge the risk of not being fully invested. The Underlying Funds also may use certain complex hedging techniques. For example, an Underlying Fund may use a type of hedge known as a cross hedge or a proxy hedge, where the Underlying Fund hedges the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is different. There is no limit on the use of forward foreign currency contracts or other derivative products for hedging purposes.

The Underlying Funds may use derivative products under a number of different circumstances to further their investment objectives. For example, an Underlying Fund may purchase derivatives to gain exposure to a market quickly in response to changes in the Underlying Fund's investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying market. An Underlying Fund may also use derivatives when it is restricted from directly owning the "underlying" or when derivatives provide a pricing advantage or lower transaction costs. The Underlying Funds also may purchase combinations of derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment. Derivatives may also be used by an Underlying Fund for hedging or risk management purposes and in other circumstances when MSDW Investment Management believes it advantageous to do so consistent with the Underlying Fund's investment objectives and policies. The Underlying Funds will not use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Underlying Fund's investment policies, and then only in a manner consistent with such policies.

The use of derivative products is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If MSDW Investment Management or MAS is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Underlying Funds will be less favorable than it would have been if these investment techniques had not been used.

Some of the derivative products in which the Underlying Funds may invest and some of the risks related thereto are described in further detail below.

FUTURES CONTRACTS (FUTURES) AND FORWARD CONTRACTS (FORWARDS). The Underlying Funds may purchase and sell futures contracts, including futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Underlying Funds may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Underlying Funds may also use foreign currency forward contracts which are separately discussed under "Foreign Currency Transactions." These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Underlying Fund to the risk of counterparty default.

In some cases, the Underlying Funds may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Underlying Funds will uses these products only as permitted by applicable laws and regulations. Some of the ways in which the Underlying Funds may use futures contracts, forward contracts and related options are as follows:

The Underlying Funds may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets. The nature of the strategies adopted by MSDW Investment Management or MAS, and the extent to which those strategies are used, may depend on the development of such markets. The Underlying Funds may also purchase and sell foreign currency futures to lock in rates or to adjust their exposure to a particular currency.

The Underlying Fund may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with change in interest rates. The Underlying Funds may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

Gains and losses on futures contracts, forward contracts and related options depend on MSDW Investment Management's or MAS' ability to predict correctly the direction of movement of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the changes in market value of investments held by an Underlying Fund and the prices of derivative products relating to investments purchased or sold by the Underlying Fund, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. An Underlying Fund will seek to minimize the risk by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Underlying Fund may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Underlying Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

OPTIONS. The Underlying Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Underlying Funds may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on exchanges or over-the-counter markets.

Each Underlying Fund may purchase put and call options. Purchasing a put option gives an Underlying Fund the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Underlying Fund also may write put and call options on investments held in its portfolio, as well as foreign currency options. An Underlying Fund that has written an option receives a premium that increases the Underlying Fund's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, an

Underlying Fund will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, an Underlying Fund will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, an Underlying Fund incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Underlying Funds may only write options that are "covered." A covered call option means that until the expiration of the option, the Underlying Fund will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Underlying Fund will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by MSDW Investment Management or MAS and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Underlying Funds' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by an Underlying Fund and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

SWAPS, CAPS, COLLARS AND FLOORS. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Underlying Funds, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. An Underlying Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Underlying Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. An Underlying Fund may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Underlying Fund, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor in not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. An Underlying Fund that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Underlying Fund enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, an Underlying Fund may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, an Underlying Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, an Underlying Fund's obligations under an agreement will be accrued daily (offset against any amounts owing to the Underlying Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, an Underlying Fund's risk of loss will consist of the payments that an Underlying Fund is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, an Underlying Fund may have contractual remedies under the agreements related to the transaction.

UNDERLYING EQUITY FUND. An Underlying Equity Fund is an Underlying Fund that invests primarily in Equity Securities of U.S or foreign issuers.

UNDERLYING FIXED INCOME FUND. An Underlying Fixed Income Fund is an Underlying Fund that invests primarily in Fixed Income Securities of U.S. or foreign issuers.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS

Each Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio of the Fund will not:

    (1) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent a Portfolio from purchasing or selling futures contracts or options thereon or from investing in securities or other instruments backed by physical commodities;

    (2) purchase or sell real estate, although it may purchase or sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

    (3) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

    (4) except with respect to the shares of Underlying Funds, with respect to 75% of the Portfolio's assets (i) purchase more than 10% of the outstanding voting securities of any issuer or (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

    (5) issue senior securities or borrow money, except from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities;

    (6) underwrite securities issued by others, except to the extent that a Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; or

    (7) acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, that (i) each Portfolio will invest at least 25% of its assets in shares of investment companies, and (ii) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NON-FUNDAMENTAL LIMITATIONS

In addition, each Portfolio of the Fund has adopted non-fundamental investment limitations as stated below. Such limitations may be changed without shareholder approval. Each Portfolio of the Fund will not:

    (1) sell short (other than "against the box") unless the Portfolio's obligation is covered by unencumbered liquid assets in a segregated account and by collateral held by the lending broker; provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

    (2) invest for the purpose of exercising control over management of any company;

    (3) invest its assets in securities of any investment company except for shares of the Underlying Funds, and as otherwise may be permitted by the 1940 Act;

    (4) invest more than an aggregate of 15% of the net assets of the Portfolio in illiquid securities;

    (5) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) that are publicly distributed, and
(ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

    (6) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or

    (7) purchase additional securities while borrowings exceed 5% of total assets.

The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Portfolios of the Fund may adopt different limitations.

Notwithstanding the foregoing fundamental and non-fundamental investment restrictions, the Underlying Funds in which the Portfolios invest have adopted certain investment limitations which may be more or less restrictive than those listed above, thereby permitting a Portfolio to engage in investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment limitations listed above. The investment limitations of an Underlying Fund are described in the Statement of Additional Information for such Underlying Fund.

                               PURCHASE OF SHARES

The purchase price of each Portfolio of the Fund is the net asset value next determined after the order is received. For each Portfolio, an order received prior to the close of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. Shares of the Fund may be purchased on any day the NYSE is open. The NYSE will be closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each Portfolio reserves the right in its sole discretion to suspend the offering of its shares and to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio.

                              REDEMPTION OF SHARES

REDEMPTIONS. Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted or suspended as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

DISTRIBUTIONS IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the shareholders of a Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with entities qualified under qualified pension and profit sharing plans, the Fund may pay any portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by MSDW Investment Management, MAS or their affiliates. Two Directors and all of the officers of the Fund are directors, officers or employees of the Fund's adviser, distributor or sub-administrator. The other Directors have no affiliation with the Fund's adviser, distributor or sub-administrator. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below:

NAME, ADDRESS AND AGE                      POSITION WITH FUND    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------------------  ----------------------  --------------------------------------------------
Barton M. Biggs (66)*                    Chairman and Director   Chairman, Director and Managing Director of Morgan
 Morgan Stanley Dean Witter                                        Stanley Dean Witter Investment Management Inc.
 Investment Management                                             and Morgan Stanley Dean Witter Investment
 1221 Avenue of the Americas                                       Management Limited; Managing Director of Morgan
 New York, NY 10020                                                Stanley & Co. Incorporated; Director of Rand
                                                                   McNally Company; Member of the Yale Development
                                                                   Board; Chairman and Director of various U.S.
                                                                   registered investment companies managed by
                                                                   Morgan Stanley Dean Witter Investment Management
                                                                   Inc.

Michael F. Klein (40)*                   Director and President  Principal of Morgan Stanley & Co. Incorporated and
 Morgan Stanley Dean Witter                                        Morgan Stanley Dean Witter Investment Management
 Investment Management                                             Inc; President and Director of various U.S.
 1221 Avenue of the Americas                                       registered investment companies managed by
 New York, NY 10020                                                Morgan Stanley Dean Witter Investment Management
                                                                   Inc.; Previously practiced law with the New York
                                                                   firm of Rogers & Wells.

NAME, ADDRESS AND AGE                      POSITION WITH FUND    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------------------  ----------------------  --------------------------------------------------
John D. Barrett, II (63)                 Director                Chairman and Director of Barrett Associates, Inc.
 Barrett Associates Inc.                                           (investment counseling); Director of the
 521 Fifth Avenue                                                  Ashforth Company (real estate); Director of
 New York, NY 10135                                                Morgan Stanley Dean Witter Institutional Fund,
                                                                   Inc., Morgan Stanley Dean Witter Universal
                                                                   Funds, Inc. and Morgan Stanley Dean Witter
                                                                   Strategic Adviser Fund, Inc.

Gerard E. Jones (62)                     Director                Partner in Richards & O'Neil LLP (law firm);
 Richards & O'Neil LLP                                             Director of Morgan Stanley Dean Witter
 43 Arch Street                                                    Institutional Fund, Inc., Morgan Stanley Dean
 Greenwich, CT 06830                                               Witter Universal Funds, Inc. and Morgan Stanley
                                                                   Dean Witter Strategic Adviser Fund, Inc.

Andrew McNally IV (59)                   Director                Director of Mercury Finance (consumer finance);
 8255 North Central Park Avenue                                    Zenith Electronics, Hubbell, Inc. (industrial
 Skokie, IL 60076                                                  electronics); Director of Morgan Stanley Dean
                                                                   Witter Institutional Fund, Inc., Morgan Stanley
                                                                   Dean Witter Universal Funds, Inc. and Morgan
                                                                   Stanley Dean Witter Strategic Adviser Fund,
                                                                   Inc.; Formerly, Chairman and Chief Executive
                                                                   Officer of Rand McNally & Company (publishing).

Samuel T. Reeves (64)                    Director                President of Pinnacle L.L.C. (investments);
 8211 North Fresno Street                                          Director of Morgan Stanley Dean Witter
 Fresno, CA 93720                                                  Institutional Fund, Inc., Morgan Stanley Dean
                                                                   Witter Universal Funds, Inc., Morgan Stanley
                                                                   Dean Witter Strategic Adviser Fund, Inc. and
                                                                   Morgan Stanley India Investment Fund, Inc.

Fergus Reid (66)                         Director                Chairman and Chief Executive Officer of LumeLite
 85 Charles Colman Blvd                                            Plastics Corporation (injection molding);
 Pawling, NY 12564                                                 Trustee and Director of Vista Mutual Fund Group;
                                                                   Director of Morgan Stanley Dean Witter
                                                                   Institutional Fund, Inc., Morgan Stanley Dean
                                                                   Witter Universal Funds, Inc. and Morgan Stanley
                                                                   Dean Witter Strategic Adviser Fund, Inc.

Frederick O. Robertshaw (65)             Director                Of Counsel, Copple, Chamberlin and Boehm, P.C.
 2025 North Third Street                                           Formerly of Counsel, Bryan, Cave LLP; (law
 Suite 300                                                         firms). Director of Morgan Stanley Dean Witter
 Phoenix, AZ 85004                                                 Institutional Fund, Inc., Morgan Stanley Dean
                                                                   Witter Universal Funds, Inc. and Morgan Stanley
                                                                   Dean Witter Strategic Adviser Fund, Inc.

Harold J. Schaaff, Jr. (38)*             Vice President          Principal of Morgan Stanley & Co. Incorporated and
 Morgan Stanley Dean Witter                                        of Morgan Stanley Dean Witter Investment
 Investment Management                                             Management Inc.; General Counsel and Secretary
 1221 Avenue of the Americas                                       of Morgan Stanley Dean Witter Investment
 New York, NY 10020                                                Management Inc.; Vice President of various U.S.
                                                                   registered investment companies managed by
                                                                   Morgan Stanley Dean Witter Investment Management
                                                                   Inc.

Joseph P. Stadler (44)*                  Vice President          Principal of Morgan Stanley & Co. Incorporated and
 Morgan Stanley Dean Witter                                        Morgan Stanley Dean Witter Investment Management
 Investment Management                                             Inc.; Previously with Price Waterhouse LLP (now
 1221 Avenue of the Americas                                       PricewaterhouseCoopers LLP) (accounting); Vice
 New York, NY 10020                                                President of various U.S. registered investment
                                                                   companies managed by Morgan Stanley Dean Witter
                                                                   Investment Management Inc.

NAME, ADDRESS AND AGE                      POSITION WITH FUND    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------------------  ----------------------  --------------------------------------------------
Stefanie V. Chang (32)*                  Vice President and      Vice President of Morgan Stanley & Co.
 Morgan Stanley Dean Witter               Acting Secretary         Incorporated and Morgan Stanley Dean Witter
 Investment Management                                             Investment Management Inc.; Vice President of
 1221 Avenue of the Americas                                       various U.S. registered investment companies
 New York, NY 10020                                                managed by Morgan Stanley Dean Witter Investment
                                                                   Management Inc. Previously practiced law with
                                                                   the New York law firm of Rogers & Wells.

Karl O. Hartmann (44)                    Assistant Secretary     Senior Vice President, Secretary and General
 Chase Global                                                      Counsel of Chase Global Funds Services Company;
 Funds Services Company                                            Previously, President, Secretary and General
 73 Tremont Street                                                 Counsel, Leland, O'Brien, Rubinstein Associates,
 Boston, MA 02108-3913                                             Inc. (investments).

Joanna Haigney (32)                      Treasurer               Assistant Vice President, Senior Manager of Fund
 Chase Global                                                      Administration and Compliance Services of Chase
 Funds Services Company                                            Global Funds Services Company; Treasurer of
 73 Tremont Street                                                 various U.S. registered investment companies
 Boston, MA 02108-3913                                             managed by Morgan Stanley Dean Witter Investment
                                                                   Management Inc. Previously with Coopers &
                                                                   Lybrand LLP. (now PricewaterhouseCoopers LLP).

Belinda A. Brady (31)                    Assistant Treasurer     Fund Administration Manager, Chase Global Funds
 Chase Global                                                      Services Company; Assistant Treasurer of various
 Funds Services Company                                            U.S. registered investment companies managed by
 73 Tremont Street                                                 Morgan Stanley Dean Witter Investment Management
 Boston, MA 02108-3913                                             Inc. Previously was senior auditor at Price
                                                                   Waterhouse LLP (now PricewaterhouseCoopers LLP).

--------------

* "Interested Person" within the meaning of the 1940 Act.

REMUNERATION OF DIRECTORS AND OFFICERS

Members of the Board of Directors of the Fund do not receive compensation for serving as Directors of the Fund. However, members of the Board of Directors who are not "interested persons" within the meaning of the 1940 Act ("Disinterested Directors") are also members of the boards of directors of certain other investment companies advised by MSDW Investment Management or MAS (or by affiliated companies), including certain Underlying Funds (such other investment companies are referred to as the "Fund Complex"), and receive compensation from such other investment companies in the Fund Complex. Accordingly, as shareholders of the Underlying Funds, the Portfolios will indirectly bear their proportionate share of Directors' compensation paid by the Fund Complex. The open-end investment companies in the Fund Complex pay each of the Disinterested Directors an annual aggregate compensation of $65,000, plus out-of-pocket expenses, and pay each of the Disinterested Directors on the Board Audit Committees additional annual aggregate compensation of $10,000 for serving on such committees. The aggregate of such compensation for each Disinterested Director is allocated among the open-end investment companies in direct proportion to their respective average annual net assets. Column (2) in the following table sets forth that no compensation was paid by the Fund to any Director for serving as a Director of the Fund. Column (5) in the table sets forth aggregate compensation paid by the Fund Complex to each Director during the fiscal year ended December 31, 1998. Compensation amounts do not include reimbursements of out-of-pocket expenses.

                               COMPENSATION TABLE

                                                                     (5)
                                                   (2)        TOTAL COMPENSATION
                                                AGGREGATE     FROM FUND COMPLEX
                     (1)                       COMPENSATION        PAID TO
               NAME OF DIRECTOR                 FROM FUND        DIRECTORS(A)
---------------------------------------------  ------------  --------------------
Barton M. Biggs..............................      None              None
Michael F. Klein.............................      None              None
John D. Barrett, II..........................      None      $65,000 for service
                                                               on three Boards
Gerard E. Jones..............................      None      $72,100 for service
                                                                on four Boards
Andrew McNally, IV...........................      None      $75,000 for service
                                                               on three Boards
Samuel T. Reeves.............................      None      $82,100 for service
                                                                on four Boards
Fergus Reid..................................      None      $72,100 for service
                                                                on four Boards
Frederick O. Robertshaw......................      None      $75,000 for service
                                                               on three Boards

                     INVESTMENT ADVISORY AND OTHER SERVICES

MSDW Investment Management is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). The principal offices of MSDW Investment Management are at 1221 Avenue of the Americas, New York, New York 10020. MSDW Investment Management receives no compensation for advisory services to the Portfolios.

Pursuant to a separate Administration Agreement with the Fund, MSDW Investment Management provides administrative services, including accounting, transfer agency, dividend disbursement, and other services, directly or through third parties to the Portfolios. For its services under the Administration Agreement, the Fund pays MSDW Investment Management a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio.

Under a Sub-Administration Agreement between MSDW Investment Management and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("Chase Global," a corporate affiliate of Chase) provides dividend disbursing, transfer agent and other fund accounting services to the Fund. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

PRINCIPAL UNDERWRITER

Morgan Stanley serves as principal underwriter to the Fund. For information relating to the services provided by Morgan Stanley see "Distribution of Shares."

FUND ADMINISTRATION

MSDW Investment Management also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. The Administration Agreement also provides that MSDW Investment Management, through its agents, will provide dividend disbursing and transfer agent services to the Fund. For its services under the Administration Agreement, the Fund pays MSDW Investment Management a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio.

SUB-ADMINISTRATOR. Under an agreement between MSDW Investment Management and Chase, Chase Global, a corporate affiliate of Chase, provides certain administrative services to the Fund. MSDW Investment Management supervises and monitors the administrative services provided by Chase Global. Their services are also subject to the supervision of the officers and Board of Directors of the Fund. Chase Global provides operational and administrative services to investment companies with approximately $176 billion in assets and having approximately 731,617 shareholder accounts as of December 31, 1998. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

CUSTODIAN

Chase, located at 3 Chase MetroTech Center, Brooklyn, NY 11245, acts as the Fund's custodian.

DIVIDEND DISBURSING AND TRANSFER AGENT

Chase Global, located at 73 Tremont Street, Boston, MA, 02108-3913, provides dividend disbursing and transfer agency for the Fund pursuant to the Sub-Administration Agreement.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Fund and audits the annual financial statements of each Portfolio.

FUND COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, PA 19103, acts as the Fund's legal counsel.

YEAR 2000

The management and distribution services provided to the Fund by MSDW Investment Management and Morgan Stanley depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. MSDW Investment Management and Morgan Stanley have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. MSDW Investment Management and Morgan Stanley are monitoring their remedial efforts, however, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Portfolios invest may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Portfolios' investments may be adversely affected.

                             DISTRIBUTION OF SHARES

Morgan Stanley, a wholly-owned subsidiary of MSDW, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement. In addition, to promote the sale of Fund shares, the Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio under Rule 12b-1 of the 1940 Act (each, a "Plan"). Under each Plan Morgan Stanley is entitled to receive as compensation from each Portfolio a fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the average daily net assets of the Class B shares. Each Plan is designed to compensate Morgan Stanley for its services in connection with distributing shares of all Portfolios. Morgan Stanley may retain any portion of the fees it does not expend in meeting its obligations to the Fund. Morgan Stanley may compensate financial intermediaries, plan fiduciaries and administrators for providing distribution-related services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of Class B shares.

The Plans for the Class B shares were most recently approved by the Fund's Board of Directors, including those directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on June 25, 1998.

For the fiscal year ended December 31, 1998 Morgan Stanley spent 12b-1 fees received from the Portfolios pursuant to the Plan in the following ways:

                                                                     TOTAL DOLLAR AMOUNT OF 12B-1 FEES SPENT
                                                                                     DURING
                                                                       FISCAL YEAR ENDED DECEMBER 31, 1998
                                                                  ---------------------------------------------
Advertising.....................................................                    $       0
Printing and mailing of prospectuses to other than current
 shareholders...................................................                    $   3,987
Compensation to underwriters....................................                    $       0
Compensation to broker-dealers..................................                    $      35
Compensation to sales personnel.................................                    $       0
Interest, carrying, or other financing charges..................                    $       0
Shareholder servicing...........................................                    $       0

                             PORTFOLIO TRANSACTIONS

The Portfolios will invest primarily in shares of the Underlying Funds. Orders for transactions in the Underlying Funds will be placed with Morgan Stanley or MAS Fund Distribution, Inc., the distributors for MSDWIF and MAS Funds, respectively. Morgan Stanley also acts as distributor for the Portfolios.

PORTFOLIO TURNOVER

Each Portfolio's turnover rate for a year is calculated by dividing the lesser of the value of the purchases or sales for the year by the average monthly market value of the Portfolio for the year. The rate of portfolio turnover will not be a limiting factor when a Portfolio deems it appropriate to purchase or sell shares of the Underlying Funds or other portfolio securities.

                              GENERAL INFORMATION

FUND HISTORY

The Fund was incorporated pursuant to the laws of the State of Maryland on May 20, 1997 under the name Morgan Stanley Strategic Adviser Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the Securities Act of 1933, as amended, and commenced operations on December 31, 1997. Effective December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Strategic Adviser Fund, Inc.

DESCRIPTION OF SHARES AND VOTING RIGHTS

The Fund's Articles of Incorporation currently permit the Directors to issue three billion shares of common stock, par value $.001 per share, from an unlimited number of classes ("Portfolios") of shares. Currently the Fund consists of shares of three Portfolios.

When issued, the shares of each Portfolio of the Fund will be fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see discussion under "Taxes" in this Statement of Additional Information). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted. Any dividend or distribution paid by a Portfolio will have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution.

As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically received in additional shares of such class of that Portfolio of the Fund at the net asset value as of the business day following the record date. This automatic reinvestment of dividends and distributions will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected.

                          FEDERAL INCOME TAX TREATMENT

The following is a summary of certain federal income tax considerations generally affecting the Fund, Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund, Portfolios or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

REGULATED INVESTMENT COMPANY QUALIFICATION

Each Portfolio intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. In order to so qualify, each Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

In addition to the requirements described above, in order to qualify as a RIC, a Portfolio must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

If a Portfolio fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the corporate dividends received deduction for corporate shareholders.

GENERAL TAX TREATMENT OF QUALIFYING RICS AND SHAREHOLDERS

Each Portfolio intends to distribute substantially all of its taxable net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from a Portfolio's net investment income are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Such dividends paid by a Portfolio generally will not qualify for the dividends-received deduction for corporate shareholders. Each Portfolio will report annually to its shareholders the amount of dividend income qualifying for such treatment.

Each Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gain are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made during the preceding year. If any such gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, will increase their tax basis in Portfolio shares by 65% of the amount included in their income and will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Portfolio and received by shareholders on December 31 of that year if the distributions are paid by the Portfolio at any time during the following January.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds 12 months and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income (the excess of short-term and long-term capital gain over short-term and long-term capital losses, including any available capital loss carryforwards), prior to the end of each calendar year to avoid liability for federal excise tax.

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Account Registration Form; (ii) who is subject to backup withholding by the Internal Revenue Service; or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

A Section 1256 position held by a Portfolio will generally be marked-to-market (i.e. treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Portfolio.

As discussed above, in order for each Portfolio to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from certain qualifying income, including dividends, interest, income derived from loans of securities, and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business of investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will therefore generally be qualifying income for purposes of the 90% requirement.

TAXES AND FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("Foreign Shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of net investment income plus the excess of net short-term capital gains over net long-term capital losses will be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, distributions of net long-term capital gains, and amounts retained by the Fund which are designated as undistributed capital gains.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio, will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations.

A Portfolio may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended.

STATE AND LOCAL TAXES

Depending upon state and local tax law, distributions by the Portfolios to Shareholders and the ownership of shares may be subject to state and local tax laws. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Portfolio.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS

As of March 31, 1999, the following persons were record or beneficial owners of 5% or more of the outstanding shares of the Portfolios:

                                                                                  PERCENT OF
                                                                                  OUTSTANDING
PORTFOLIO                                          NAME OF BENEFICIAL OWNER         SHARES
---------------------------------------------  ---------------------------------  -----------
Conservative Portfolio (Class A).............  Morgan Stanley Dean Witter & Co.       69%
                                               1585 Broadway
                                               New York, NY 10020

                                               The Northern Trust Company             21%
                                               P.O. Box 92956
                                               Chicago, IL 60675

                                               Fidelity Investments                   10%
                                               100 Magellan Way KW1C
                                               Covington, KY 41015

Conservative Portfolio (Class B).............  Morgan Stanley Dean Witter & Co.      100%
                                               1585 Broadway
                                               New York, NY 10020

Moderate Portfolio (Class A).................  The Northern Trust Company             85%
                                               P.O. Box 92956
                                               Chicago, IL 60675

                                               Morgan Stanley Dean Witter & Co.       11%
                                               1585 Broadway
                                               New York, NY 10020

Moderate Portfolio (Class B).................  Morgan Stanley Dean Witter & Co.      100%
                                               1585 Broadway
                                               New York, NY 10020

Aggressive Portfolio (Class A)...............  Morgan Stanley Dean Witter & Co.       56%
                                               1585 Broadway
                                               New York, NY 10020

                                               The Northern Trust Company             39%
                                               P.O. Box 92956
                                               Chicago, IL 60675

Aggressive Portfolio (Class B)...............  Morgan Stanley Dean Witter & Co.      100%
                                               1585 Broadway
                                               New York, NY 10020

MSDW has voting power with respect to the voting securities in its ownership. Consequently, under the 1940 Act, MSDW may be deemed to be a controlling person of the Portfolio.

As of March 31, 1999, to Fund management's knowledge, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.

To the best knowledge of the Fund, MSDW's ownership of such securities is for investment only, not for the purposes of control, but may materially affect the voting rights of other shareholders.

                            PERFORMANCE INFORMATION

The Fund may from time to time quote various performance figures to illustrate a Portfolio's past performance.

Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Fund but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

From time to time each Portfolio may advertise total return for the shares of the Portfolio. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis.

The average annual compounded rates of return (unless otherwise noted) for the Fund's Portfolios for the one year and five year periods ended December 31, 1998 and for the period from inception through December 31, 1998 are as follows:

                                               INCEPTION    ONE   AVERAGE ANNUAL   AVERAGE ANNUAL
              NAME OF PORTFOLIO                  DATE      YEAR     FIVE YEARS     SINCE INCEPTION
---------------------------------------------  ---------   -----  --------------   ---------------
Conservative Portfolio
  Class A....................................   12/31/97   7.76%        N/A             7.76%
  Class B....................................   12/31/97   7.52%        N/A             7.52%
Moderate Portfolio
  Class A....................................   12/31/97   9.93%        N/A             9.93%
  Class B....................................   12/31/97   9.57%        N/A             9.57%
Aggressive Portfolio
  Class A....................................   12/31/97   8.38%        N/A             8.38%
  Class B....................................   12/31/97   8.23%        N/A             8.23%

These figures were calculated according to the following formula:

P(1+T)TO THE POWER OF N      =      ERV

where:

         P      =      a hypothetical initial payment of $1,000
         T      =      average annual total return
         n      =      number of years
       ERV      =      ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

CALCULATION OF YIELD

From time to time certain of the Portfolios may advertise yield.

Current yield reflects the income per share earned by a Portfolio's investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

Yield is obtained using the following formula:

         Yield = 2 [( (a-b) + 1) TO THE POWER OF (6) - 1 ]
                      ____
                       cd

where:

    a          =      dividends and interest earned during the period
    b          =      expenses accrued for the period (net of reimbursements)
    c          =      the average daily number of shares outstanding during the period that were entitled to receive income distributions
    d          =      the maximum offering price per share on the last day of the period

GENERAL PERFORMANCE INFORMATION

Each Portfolio's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Portfolio as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

From time to time, a Portfolio's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

Portfolio advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

The Portfolios may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley clients. The Portfolios may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment.

The Portfolios may include in advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley; and the portfolio manager's goals, strategies and investment techniques.

The Portfolios' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Portfolios may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Portfolios' shareholder reports (including the investment composition of a Portfolio), as well as the views of Morgan Stanley as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio.

The Portfolios may quote various measures of volatility and benchmark correlation in advertising. The Portfolios may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Portfolio at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

                             DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

EXCERPTS FROM MOODY'S DESCRIPTION OF BOND RATINGS: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers 1, 2 and 3 in each generic voting classification from Aa through B. The modifier 1 indicates that the security ranks at a higher end of the rating category; modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

EXCERPTS FROM S&P'S DESCRIPTION OF BOND RATINGS: AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree. A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C -- The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1 -- best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2 -- high quality with margins of protection ample although not so large as in the preceding group; MIG-3 -- favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("Pl") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTE ISSUES: SP-l+ -- very strong capacity to pay principal and interest; SP-2-- strong capacity to pay principal and interest.

DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATINGS: A-l+ -- this designation indicates the degree of safety regarding timely payment is extremely strong. A-1 -- this designation indicates the degree of safety regarding timely payment is strong.

                              FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended December 31, 1998, including notes thereto and the report of PricewaterhouseCoopers LLP are herein incorporated by reference from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                                   APPENDIX A

The following is a list of the Underlying Funds which are investment portfolios of MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC., with their respective investment objectives and a brief statement of their investment policies.

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:

The ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO seeks long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by MSDW Investment Management in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

The ASIAN EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers.

The ASIAN REAL ESTATE PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry.

The CHINA GROWTH PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in equity securities of issuers in the People's Republic of China, Hong Kong and Taiwan.

The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging market countries.

The EUROPEAN EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

The EUROPEAN REAL ESTATE PORTFOLIO seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry.

The GLOBAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The GOLD PORTFOLIO seeks long-term capital appreciation by investing primarily in the equity securities of foreign and domestic issuers engaged in gold-related activities.

The INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

The INTERNATIONAL MAGNUM PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

The INTERNATIONAL SMALL CAP PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers with equity market capitalizations of less than $1 billion.

The JAPANESE EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

The LATIN AMERICAN PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers.

U.S. EQUITY PORTFOLIOS:

The AGGRESSIVE EQUITY PORTFOLIO seeks capital appreciation by investing primarily in corporate equity and equity-linked securities.

The EMERGING GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small- to medium-sized corporations.

The EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies.

The MICROCAP PORTFOLIO seeks long-term capital appreciation by investing primarily in growth oriented equity securities of small corporations.

The TECHNOLOGY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of companies that MSDW Investment Management expects to benefit from their involvement in technology and technology-related industries.

The U.S. EQUITY PLUS PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of issuers included in the Standard & Poor's 500 Index ("S&P 500").

The U.S. REAL ESTATE PORTFOLIO seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

The VALUE EQUITY PORTFOLIO seeks high total return by investing in equity securities which MSDW Investment Management believes to be undervalued relative to the stock market in general at the time of purchase.

EQUITY AND FIXED INCOME PORTFOLIOS:

FIXED INCOME PORTFOLIOS:

The EMERGING MARKETS DEBT PORTFOLIO seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

The FIXED INCOME PORTFOLIO seeks to produce a high total return consistent with the preservation of capital by investing primarily in a diversified portfolio of fixed income securities.

The GLOBAL FIXED INCOME PORTFOLIO seeks to produce an attractive real rate of return while preserving capital by investing primarily in high quality fixed income securities of issuers throughout the world, including U.S. issuers.

The HIGH YIELD PORTFOLIO seeks to maximize total return by investing primarily in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

The MORTGAGE-BACKED SECURITIES PORTFOLIO seeks to produce as high a level of current income consistent with the preservation of capital by investing primarily in a variety of investment grade mortgage-backed securities.

The MUNICIPAL BOND PORTFOLIO seeks to produce a high level of current income consistent with preservation of principal by investing primarily in municipal obligations, the interest on which is exempt from federal income tax.

MONEY MARKET PORTFOLIOS:

The MONEY MARKET PORTFOLIO seeks to maximize current income and preserve capital while maintaining high levels of liquidity.

The MUNICIPAL MONEY MARKET PORTFOLIO seeks to maximize current tax-exempt income and preserve capital.

The following is a list of the Underlying Funds which are investment portfolios of MAS FUNDS, INC., with their respective investment objectives and a brief statement of their investment policies.

EQUITY PORTFOLIOS:

The EQUITY PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of larger companies.

The GROWTH PORTFOLIO seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of larger size companies that are deemed by MAS to offer long-term growth potential.

The MID CAP GROWTH PORTFOLIO seeks long-term capital growth by investing primarily in common stocks and other equity securities of smaller and medium size U.S. companies that MAS believes offer long-term growth potential. The Underlying Fund invests in companies with equity capitalizations generally matching the S&P MidCap 400 Index.

The MID CAP VALUE PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in equity securities of companies included in the S&P MidCap 400 Index.

The SMALL CAP GROWTH PORTFOLIO seeks long-term capital growth by investing primarily in common stocks and other equity securities with equity capitalizations in the range of companies included in the Russell 2000 Index.

The SMALL CAP VALUE PORTFOLIO (not currently offered to new investors) seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks with equity capitalizations in the range of companies included in the Russell 2000 Index which are deemed by MAS to be relatively undervalued based on certain proprietary measures of value.

The VALUE PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks and other equity securities which are deemed by MAS to be relatively undervalued and other equity securities with equity capitalizations greater than $1.5 billion.

The VALUE II PORTFOLIO seeks above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks which are deemed by the Adviser to be relatively undervalued.

FIXED INCOME PORTFOLIOS:

The CASH RESERVES PORTFOLIO seeks to realize maximum current income, consistent with preservation of capital and liquidity, by investing in a diversified portfolio of money market instruments, cash equivalents and other short-term securities having expected maturities of thirteen months or less. THE PORTFOLIOS SEEKS TO MAINTAIN, BUT DOES NOT GUARANTEE, A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

The DOMESTIC FIXED INCOME PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. Governments and other investment grade fixed income securities of domestic issuers.

The FIXED INCOME PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in investment grade and, to a lesser extent, high yield fixed income securities.

The FIXED INCOME II PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in U.S. Governments and other investment grade fixed income securities.

The GLOBAL FIXED INCOME PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in high-grade fixed income securities, foreign bonds and derivatives representing securities of United States and foreign issuers. The Underlying Fund's average weighted maturity will ordinarily exceed five years.

The HIGH YIELD PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities, corporate fixed income securities and other fixed income securities (including bonds rated below investment grade) and derivatives. The Underlying Fund's average weighted maturity will ordinarily exceed five years.

The INTERMEDIATE DURATION PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities of U.S. and foreign issuers. The Underlying Fund will maintain a duration of between two and five years.

The INTERNATIONAL FIXED INCOME PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in investment grade fixed income securities of foreign issuers including those in emerging markets. The Underlying Fund's average-weighted maturity will ordinarily be greater than five years.

The LIMITED DURATION PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing in a diversified portfolio of investment grade fixed income securities. The Underlying Fund will maintain a duration of between one and three years.

The MULTI-MARKET FIXED INCOME PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities of U.S. and foreign issuers. The Underlying Fund's average weighted maturity will ordinarily exceed five years.

The MUNICIPAL PORTFOLIO seeks to realize above-average total return over a market cycle of three to five years, consistent with conservation of capital and the realization of current income which is exempt from federal income tax, by investing primarily in municipal and other fixed income securities and derivatives, including a limited percentage of bonds rated below investment grade. The Underlying Fund's average weighted maturity will ordinarily be between five and ten years.

The SPECIAL PURPOSE FIXED INCOME PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments, corporate fixed income securities, mortgage securities, foreign bonds and other fixed income securities and derivatives. The Underlying Fund's average weighted maturity will ordinarily exceed five years.

The TARGETED DURATION PORTFOLIO seeks above average total return consistent with reasonable risk by investing in fixed income securities and maintaining an average weighted duration of the Merrill Lynch 1-3 Year Government Bond Index.

BALANCED PORTFOLIOS:

The BALANCED PORTFOLIO seeks above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in equity securities, fixed income securities and derivatives. The asset mix is actively managed by MAS, with equity securities ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.

The BALANCED PLUS PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years by investing in common stocks of domestic and foreign issuers and fixed income securities.

The MULTI-ASSET-CLASS PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in equity securities, fixed income securities and high yield securities of United States and foreign issuers and derivatives. The asset mix is actively managed by MAS.

ADVISORY PORTFOLIOS:

The ADVISORY FOREIGN FIXED INCOME PORTFOLIO seeks above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-grade foreign bonds and derivatives.

The ADVISORY MORTGAGE PORTFOLIO seeks returns consistent with returns generated by the market for mortgage securities by investing primarily in mortgage securities. The Underlying Fund's average weighted maturity will ordinarily be greater than seven years.

    34